UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07972

Exact name of registrant as specified in charter:	Delaware Group® Adviser Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Diversified Income Fund

October 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Diversified Income Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2019, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Diversified Income Fund	November 12, 2019 (Unaudited)

Performance preview (for the year ended October 31, 2019)
Delaware Diversified Income Fund (Institutional Class shares)	1-year return	+12.09%
Delaware Diversified Income Fund (Class A shares)	1-year return	+11.82%
Bloomberg Barclays US Aggregate Index (benchmark)	1-year return	+11.51%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Diversified Income Fund, please see the table on page 5.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

The major theme of the Fund’s fiscal year was the great monetary policy pivot. The period began with the US Treasury yield above 3% and the US Federal Reserve’s contemplating four additional rate hikes heading into 2019. While the Fed did raise rates once in December 2018, by early 2019 it became apparent that further hikes were untenable. The US economy, though among the strongest globally, was no longer able to sustain a 10-year interest rate above 3% or a federal funds rate in the mid-2% range.

By the end of 2018, and as 2019 unfolded, economic indicators in the United States began to flash yellow while global financial conditions were flashing red. In the fourth quarter of 2018, a sharp drop in liquidity led to a dramatic widening of credit spreads (the difference between yields on corporate bonds and those on Treasury securities) and a significant decline in equities, reflecting the ongoing unhealthy dependence of asset prices on monetary policy. By mid-2019, there were other signs of an impending global slowdown as well, including corporate earnings’ deceleration, the continuing US-China trade dispute, and the ongoing Brexit drama. Possibly more significant was the growing number of populist uprisings, including those in Latin American nations, Hong Kong, and Lebanon. All of this contributed to a rise in global unease.

What worked in the Fund:

● allocation to high yield, emerging market, and investment grade securities

● security selection in the technology, media, and telecommunications (TMT) sector

● significant underweight to agency MBS

What didn’t work in the Fund:

● allocation to interest-only MBS

● position in Alta Mesa Holdings LP

● modest exposure to Argentine securities.

Portfolio management review

Delaware Diversified Income Fund

This prompted the Fed and central banks in Australia, Europe, and the United Kingdom to shift to a more accommodative monetary policy. In the US, the Fed first signaled a hold on further rate hikes and then terminated quantitative tightening (QT) and balance-sheet reductions, and delivered three interest rate cuts of 0.25 percentage points apiece, in August, September, and October, respectively.

We believe the fiscal year was a good example of the potential benefit of owning bonds as part of a diversified investment portfolio. During the 12-month period, bonds provided a stabilizing benefit and a return competitive with that of equities.

Source: Bloomberg.

Within the Fund

For the fiscal year ended Oct. 31, 2019, Delaware Diversified Income Fund outperformed its benchmark, the Bloomberg Barclays US Aggregate Index. The Fund’s Institutional Class shares gained 12.09%. The Fund’s Class A shares advanced 11.82% at net asset value and 6.74% at maximum offer price (both returns reflect all distributions reinvested). For the same period, the benchmark gained 11.51%. Complete annualized performance for Delaware Diversified Income Fund is shown in the table on page 5.

Entering fiscal year 2019, we assessed that longstanding secular factors would continue to drive asset markets and global economic growth and inflation. These included aging demographics, rising debt, and increased digitization, which for decades have held down growth and inflation. In recent years, two additional themes have emerged: increased dependency of asset prices on monetary policy, and deglobalization, seen in the form of rising populism. With that as a backdrop, we resisted reacting to short-term headlines, such as Brexit, the US-China trade dispute, or pockets of global unrest. Instead, we focused on the underlying issues.

Because we believed that the Fed would have to pivot on its monetary policy, we didn’t react defensively to the market volatility in the fourth quarter of 2018. Instead, we added duration as the 10-year Treasury yield rose above 3%. We also were comfortable holding additional credit risk at that time. However, as monetary policy pivoted in 2019 and credit spreads narrowed below long-term averages, we began to cut the Fund’s exposure to convertible bonds, high yield bonds, and emerging markets debt, and eliminated local-currency exposure. We also shifted to a more-defensive positioning in the various risk sectors. The objective was to build a capital cushion in the form of higher-quality securities, particularly Treasurys.

Overall, sector allocation was the largest contributor to the Fund’s relative performance. The key contributors to returns were the spread sectors, where the Fund had been overweight at the start of the 12-month period, including high yield bonds, emerging markets debt, and investment grade corporates. The latter included BBB-rated securities, which we thought had been fundamentally misunderstood and mispriced. Additionally, the Fund benefited from a significant underweight to agency mortgage-backed securities (MBS), which was the only major sector to trail the performance of Treasurys because of concerns about rising prepayment risk.

Individual securities contributing to Fund performance included Brazilian quasi-corporate and corporate securities, from issuers that included energy firm Petrobras Global Finance BV, which benefited from improved risk sentiment in emerging markets generally and a de-escalation of political risk in Brazil. Within corporate bonds, subordinated bonds issued by financial institutions – including Lloyds Banking Group PLC, Credit Suisse Group AG, and Royal Bank of Scotland Group PLC – benefited from a strong technical tailwind created by the lack of new issuance of credit in that sector and strong bank fundamentals. As spreads compressed to fair value, we began monetizing returns, as was the case with the position in Lloyds.

Within investment grade corporate bonds, security selection within the technology, media, and telecommunications (TMT) sector was positive, including an overweight to long-maturity bonds issued by Verizon Communications Inc., which had improving credit quality throughout the year, accompanied by significant spread compression.

In addition, the Fund benefited during the fiscal year from the repayment on a General Motors Corp. term loan previously held by the Fund in 2009, which was a welcome development as the loan had earlier negatively affected performance.

The Fund’s allocation to interest-only MBS, established as a hedge against rising interest rates prior to this period, became a significant detractor from performance once interest rates began to decline, even though we reduced the Fund’s exposure to nearly zero.

Within high yield bonds, despite the Fund’s underweight to the energy sector, exposure to energy firm Alta Mesa Holdings LP hurt performance. The issue was the Fund’s largest corporate high yield detractor, as the company reported year-over-year results that were much weaker than expected. Because we believed Alta Mesa’s business model had deteriorated, we decided to exit the position.

Within emerging markets, the Fund’s performance was hurt by exposure to Argentine securities, which posed increased risk following the negative effect of the country’s surprising election results. However, the Fund’s overweight to the country was relatively small, and the bulk of the exposure was in corporate securities, which significantly outperformed the country’s sovereign bonds. Because we believe the risks of possible restructuring are already priced into these bonds, we retained the Fund’s exposure to Argentine sovereign and corporate bonds.

As the fiscal year ended, 10-year Treasury yields were near all-time lows, negative interest rates appeared to be here to stay, global monetary policy remained firmly committed to supporting economic growth, and yield spreads and risk premiums broadly reflected this improved landscape. We believe the challenge for 2020 lies in balancing the risks – including the yield curve inversion of 2019, which signaled the risk of a recession – and evolving themes related to the dislocations caused by the record decade-long US economic expansion.

These themes are manifested globally by the increase in populism and deglobalization. The US-China trade dispute, even if resolved, would not entirely erase the global uncertainties related to protectionism, which have made decision-making more challenging for business leaders. The increase in popular uprisings globally have created a further challenge as have uncertainties pertaining to the 2020 US election. As a counterbalance, however, low to negative interest rates and a glut of savings globally as the population ages should generate continued support for US dollar-denominated fixed income securities, especially higher-quality segments that offer not only some of the highest interest rates globally but a unique haven role in times of uncertainty.

Against this backdrop, we believe investors should not fear but rather welcome duration in a diversified portfolio. The Fund is therefore positioned with a neutral duration expecting the low interest environment to persist. Recognizing the compressed risk premiums across nongovernment sectors in light of ample sources of uncertainty, the Fund also has a more conservative positioning within sectors such as corporates, emerging markets, and securitized debt. The objective is to build a capital cushion in times of ample liquidity to deploy if volatility were

Portfolio management review

Delaware Diversified Income Fund

to escalate. The Fed appears to be on hold for now, based on the assumption that there is no immediate recessionary risk. However, we believe a single quarter of flat or negative economic growth could prompt a swift reaction from the Fed. Overall, though, we believe the US consumer is in good shape financially and the financial system is much healthier than it was leading up to the global financial crisis of 2008-09, making it fairly likely, in our view, that any potential recession would be relatively mild and short-lived.

The Fund used derivatives during the fiscal year, including foreign currency exchange contracts, futures contracts, swap contracts, and options. The use of derivatives was limited, mostly related to US interest rate futures intended to provide a relatively efficient way to express a view or to hedge portfolio risk. These derivatives did not have a material effect on Fund performance.

Performance summary

Delaware Diversified Income Fund	October 31, 2019 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2019

	1 year	5 year	10 year	Lifetime
Class A (Est. Dec. 29, 1997)
Excluding sales charge	+11.82%	+3.05%	+4.24%	+6.42%
Including sales charge	+6.74%	+2.10%	+3.76%	+6.20%
Class C (Est. Oct. 28, 2002)
Excluding sales charge	+10.99%	+2.28%	+3.46%	+5.18%
Including sales charge	+9.99%	+2.28%	+3.46%	+5.18%
Class R (Est. June 2, 2003)
Excluding sales charge	+11.54%	+2.79%	+3.99%	+5.06%
Including sales charge	+11.54%	+2.79%	+3.99%	+5.06%
Institutional Class (Est. Oct. 28, 2002)
Excluding sales charge	+12.09%	+3.30%	+4.50%	+6.23%
Including sales charge	+12.09%	+3.30%	+4.50%	+6.23%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+12.18%	—	—	+4.26%
Including sales charge	+12.18%	—	—	+4.26%
Bloomberg Barclays US Aggregate Index	+11.51%	+3.24%	+3.73%	+4.29%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred

Performance summary

Delaware Diversified Income Fund

sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any 12b-1 fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Investments in mortgage-backed securities (MBS) may involve risks. MBS represent an ownership interest in a pool of mortgage loans. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.45% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.36% of the Fund’s Class R6 shares’ average daily net assets from Nov. 1, 2018 to Oct. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	0.88%	1.63%	1.13%	0.63%	0.54%
Net expenses (including fee waivers, if any)	0.70%	1.45%	0.95%	0.45%	0.36%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from April 1, 2018 through Feb. 28, 2020.

Performance summary

Delaware Diversified Income Fund

Performance of a $10,000 investment1

Average annual total returns from Oct. 31, 2009 through Oct. 31, 2019

For the period beginning Oct. 31, 2009 through Oct. 31, 2019	Starting value	Ending value
Delaware Diversified Income Fund — Institutional Class shares	$10,000	$15,530

Delaware Diversified Income Fund — Class A shares	$9,550	$14,463
Bloomberg Barclays US Aggregate Index	$10,000	$14,420

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Oct. 31, 2009, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index as of Oct. 31, 2009. The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq	CUSIPs
Class A	DPDFX	246248744
Class C	DPCFX	246248595
Class R	DPRFX	246248553
Institutional Class	DPFFX	246248587
Class R6	DPZRX	245917612

Disclosure of Fund expenses

For the six-month period from May 1, 2019 to October 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2019 to Oct. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Diversified Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Annualized Expense Ratio	Expenses Paid During Period 5/1/19 to 10/31/19*

Actual Fund return†
Class A	$1,000.00	$1,056.60	0.70%	$3.63
Class C	1,000.00	1,052.60	1.45%	7.50
Class R	1,000.00	1,056.50	0.95%	4.92
Institutional Class	1,000.00	1,059.10	0.45%	2.34
Class R6	1,000.00	1,059.60	0.36%	1.87

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.68	0.70%	$3.57
Class C	1,000.00	1,017.90	1.45%	7.37
Class R	1,000.00	1,020.42	0.95%	4.84
Institutional Class	1,000.00	1,022.94	0.45%	2.29
Class R6	1,000.00	1,023.39	0.36%	1.84

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Security type / sector allocation

Delaware Diversified Income Fund	As of October 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets

Agency Asset-Backed Securities	0.02%
Agency Collateralized Mortgage Obligations	2.20%
Agency Commercial Mortgage-Backed Securities	1.13%
Agency Mortgage-Backed Securities	16.94%
Collateralized Debt Obligations	2.05%
Corporate Bonds	39.22%
Automotive	0.02%
Banking	6.07%
Basic Industry	3.54%
Brokerage	0.24%
Capital Goods	1.61%
Communications.	5.46%
Consumer Cyclical	1.54%
Consumer Non-Cyclical	4.12%
Electric	4.31%
Energy	5.98%
Finance Companies	1.24%
Healthcare	0.30%
Insurance	0.84%
Media	0.21%
Real Estate	0.77%
Services	0.05%
Technology	2.11%
Transportation	0.61%
Utilities	0.20%
Loan Agreements	3.91%
Municipal Bonds	0.19%
Non-Agency Asset-Backed Securities	3.06%
Non-Agency Collateralized Mortgage Obligations	2.17%
Non-Agency Commercial Mortgage-Backed Securities	7.64%
Sovereign Bonds	1.81%
Supranational Banks	0.12%
US Treasury Obligations	15.71%
Common Stock	0.00%
Convertible Preferred Stock	0.01%
Preferred Stock	0.10%
Short-Term Investments	3.67%
Securities Lending Collateral	0.73%

Security type / sector	Percentage of net assets

Total Value of Securities	100.68%
Obligation to Return Securities Lending Collateral	(0.73%)
Receivables and Other Assets Net of Liabilities	0.05%
Total Net Assets	100.00%

Schedule of investments
Delaware Diversified Income Fund	October 31, 2019

	Principal amount°	Value (US $)

Agency Asset-Backed Securities – 0.02%

Fannie Mae Grantor Trust Series 2003-T4 2A5 4.667% 9/26/33 ●	481,932	$543,134
Fannie Mae REMIC Trust
Series 2001-W2 AS5 6.473% 10/25/31 f	82	84
Series 2002-W11 AV1 2.358% (LIBOR01M + 0.34%, Floor 0.17%) 11/25/32 ●	2,607	2,554

Total Agency Asset-Backed Securities (cost $466,768)		545,772

Agency Collateralized Mortgage Obligations – 2.20%

Fannie Mae Connecticut Avenue Securities
Series 2017-C01 1M1 3.123% (LIBOR01M + 1.30%) 7/25/29 ●	534,343	535,245
Series 2017-C04 2M2 4.673% (LIBOR01M + 2.85%) 11/25/29 ●	1,615,000	1,660,910
Series 2018-C02 2M2 4.023% (LIBOR01M + 2.20%, Floor 2.20%) 8/25/30 ●	2,620,000	2,640,224
Series 2018-C03 1M2 3.973% (LIBOR01M + 2.15%, Floor 2.15%) 10/25/30 ●	3,025,000	3,041,317
Series 2018-C05 1M2 4.173% (LIBOR01M + 2.35%, Floor 2.35%) 1/25/31 ●	2,280,000	2,302,598
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 ●	6,651	7,234
Series 2002-T4 A3 7.50% 12/25/41	69,224	80,645
Series 2002-T19 A1 6.50% 7/25/42	63,462	74,452
Series 2004-T1 1A2 6.50% 1/25/44	19,973	22,916
Fannie Mae Interest Strip
Series 413 167 4.50% 7/25/42 ∑●	133,179	23,076
Series 419 C3 3.00% 11/25/43 ∑	1,948,041	294,272
Fannie Mae REMIC Trust
Series 2002-W6 2A 7.50% 6/25/42 ●	16,198	18,151
Series 2003-W1 2A 5.815% 12/25/42 ●	9,279	10,086
Series 2004-W11 1A2 6.50% 5/25/44	173,759	199,999
Fannie Mae REMICs
Series 2008-15 SB 4.777% (6.60% minus LIBOR01M, Cap 6.60%) 8/25/36 ∑●	507,949	94,859
Series 2012-19 NI 3.50% 10/25/31 ∑	1,932,612	192,036
Series 2012-99 AI 3.50% 5/25/39 ∑	1,898,797	82,022
Series 2012-115 MI 3.50% 3/25/42 ∑	823,569	74,321
Series 2012-118 AI 3.50% 11/25/37 ∑	143,909	9,155
Series 2012-125 MI 3.50% 11/25/42 ∑	42,304	5,347
Series 2013-23 IL 3.00% 3/25/33 ∑	1,531,395	164,150
Series 2013-35 IG 3.00% 4/25/28 ∑	2,647,521	206,815
Series 2013-44 Z 3.00% 5/25/43	152,151	154,216
Series 2013-64 KI 3.00% 2/25/33 ∑	109,669	13,100

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2013-71 ZA 3.50% 7/25/43	11,230	$11,951
Series 2013-103 SK 4.097% (5.92% minus LIBOR01M, Cap 5.92%) 10/25/43 ∑●	6,572,389	1,348,282
Series 2014-64 IT 3.50% 6/25/41 ∑	359,019	20,533
Series 2014-85 IB 3.00% 12/25/44 ∑	1,039,174	153,509
Series 2015-31 ZD 3.00% 5/25/45	736,958	774,140
Series 2015-34 OK 0.913% 3/25/44 Ω	2,280,667	2,135,727
Series 2015-43 PZ 3.50% 6/25/45	2,287,674	2,378,310
Series 2015-45 AI 3.00% 1/25/33 ∑	41,142	2,513
Series 2015-66 KI 3.00% 9/25/45 ∑	1,484,836	197,360
Series 2015-71 PI 4.00% 3/25/43 ∑	427,112	36,268
Series 2015-89 AZ 3.50% 12/25/45	1,639,774	1,759,356
Series 2016-2 HI 3.00% 12/25/41 ∑	55,195	5,697
Series 2016-17 BI 4.00% 2/25/43 ∑	177,217	15,788
Series 2016-23 AI 3.50% 2/25/41 ∑	1,516,036	108,445
Series 2016-36 SB 4.177% (6.00% minus LIBOR01M, Cap 6.00%) 3/25/43 ∑●	2,387,413	265,160
Series 2016-61 ML 3.00% 9/25/46	247,000	254,075
Series 2016-62 SA 4.177% (6.00% minus LIBOR01M, Cap 6.00%) 9/25/46 ∑●	8,220,637	1,936,023
Series 2016-79 AZ 3.00% 11/25/46	2,669,485	2,708,741
Series 2016-80 JZ 3.00% 11/25/46	5,470	5,711
Series 2016-83 PI 3.50% 7/25/45 ∑	416,443	47,361
Series 2016-90 CI 3.00% 2/25/45 ∑	653,958	66,246
Series 2016-95 LZ 2.50% 12/25/46	909,214	830,150
Series 2016-101 ZP 3.50% 1/25/47	3,312	3,563
Series 2016-105 SA 4.177% (6.00% minus LIBOR01M, Cap 6.00%) 1/25/47 ∑●	4,852,601	888,216
Series 2017-6 NI 3.50% 3/25/46 ∑	428,557	39,281
Series 2017-25 BL 3.00% 4/25/47	726,000	731,025
Series 2017-40 GZ 3.50% 5/25/47	1,686,064	1,861,368
Series 2017-46 BI 3.00% 4/25/47 ∑	315,855	39,518
Series 2017-67 BZ 3.00% 9/25/47	1,067	1,081
Series 2017-77 HZ 3.50% 10/25/47	2,270,437	2,397,873
Series 2017-94 CZ 3.50% 11/25/47	1,413,422	1,485,184
Freddie Mac REMICs
Series 4050 EI 4.00% 2/15/39 ∑	2,882,112	117,506
Series 4153 IB 2.50% 1/15/28 ∑	1,893,672	120,072
Series 4156 AI 3.00% 10/15/31 ∑	1,990,865	140,382
Series 4197 LZ 4.00% 4/15/43	3,889	4,334
Series 4223 HI 3.00% 4/15/30 ∑	1,828,981	63,743
Series 4342 CI 3.00% 11/15/33 ∑	1,564,889	140,825

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)
Freddie Mac REMICs
Series 4366 DI 3.50% 5/15/33 ∑	47,612	$3,481
Series 4433 DI 3.00% 8/15/32 ∑	128,806	7,150
Series 4479 TI 4.00% 7/15/34 ∑	841,542	106,912
Series 4487 ZC 3.50% 6/15/45	86,100	100,989
Series 4504 IO 3.50% 5/15/42 ∑	1,580,660	94,905
Series 4518 CI 3.50% 6/15/42 ∑	619,013	41,118
Series 4520 AI 3.50% 10/15/35 ∑	1,114,537	130,352
Series 4567 LI 4.00% 8/15/45 ∑	334,204	49,372
Series 4618 SA 4.079% (6.00% minus LIBOR01M, Cap 6.00%) 9/15/46 ∑●	4,916,642	1,198,993
Series 4623 WI 4.00% 8/15/44 ∑	71,284	9,738
Series 4629 KB 3.00% 11/15/46	40,000	41,221
Series 4643 QI 3.50% 9/15/45 ∑	77,407	8,580
Series 4648 SA 4.079% (6.00% minus LIBOR01M, Cap 6.00%) 1/15/47 ∑●	5,926,371	1,173,042
Series 4665 NI 3.50% 7/15/41 ∑	10,267,538	506,435
Series 4669 QI 3.50% 6/15/41 ∑	765,648	51,647
Series 4673 WI 3.50% 9/15/43 ∑	2,814,322	168,498
Series 4676 KZ 2.50% 7/15/45	1,666,089	1,651,004
Freddie Mac Strips
Series 303 151 4.50% 12/15/42 ∑●	630,262	112,815
Series 319 S2 4.079% (6.00% minus LIBOR01M, Cap 6.00%) 11/15/43 ∑●	2,410,727	418,655
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA3 M2 4.673% (LIBOR01M + 2.85%) 4/25/28 ●	1,088,023	1,099,701
Series 2016-DNA3 M2 3.823% (LIBOR01M + 2.00%) 12/25/28 ●	393,795	394,862
Series 2016-DNA4 M2 3.123% (LIBOR01M + 1.30%, Floor 1.30%) 3/25/29 ●	683,926	685,629
Series 2017-DNA1 M2 5.073% (LIBOR01M + 3.25%, Floor 3.25%) 7/25/29●	4,500,000	4,717,161
Series 2017-DNA3 M2 4.323% (LIBOR01M + 2.50%) 3/25/30 ●	1,420,000	1,448,427
Series 2017-HQA2 M2AS 2.873% (LIBOR01M + 1.05%) 12/25/29 ●	4,000,000	3,967,292
Series 2017-HQA3 M2 4.173% (LIBOR01M + 2.35%) 4/25/30 ●	3,480,000	3,526,101
Series 2018-HQA1 M2 4.123% (LIBOR01M + 2.30%) 9/25/30 ●	3,460,000	3,485,349
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ♦	15,968	18,788
Series T-58 2A 6.50% 9/25/43 ♦	313,506	355,367

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)
GNMA
Series 2013-113 LY 3.00% 5/20/43	862,000	$902,569
Series 2013-182 CZ 2.50% 12/20/43	1,657,734	1,642,645
Series 2014-12 ZB 3.00% 1/16/44	198,399	203,992
Series 2015-142 AI 4.00% 2/20/44 ∑	1,016,679	84,642
Series 2015-185 PZ 3.00% 12/20/45	1,174,433	1,105,868
Series 2016-32 MS 4.204% (6.05% minus LIBOR01M, Cap 6.05%) 3/20/46 ∑●	239,334	44,853
Series 2016-49 PZ 3.00% 11/16/45	349,828	353,579
Series 2016-74 PL 3.00% 5/20/46	1,248,000	1,257,001
Series 2016-89 QS 4.204% (6.05% minus LIBOR01M, Cap 6.05%) 7/20/46 ∑●	3,889,697	828,092
Series 2016-101 QL 3.00% 7/20/46	117,000	118,540
Series 2016-108 YL 3.00% 8/20/46	1,395,000	1,410,568
Series 2016-118 ES 4.254% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 ∑●	4,589,839	989,680
Series 2016-126 NS 4.254% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 ∑●	4,456,737	965,428
Series 2016-156 PB 2.00% 11/20/46	1,707,124	1,589,716
Series 2016-170 MZ 3.00% 12/20/46	35,924	36,496
Series 2017-18 QS 4.209% (6.10% minus LIBOR01M, Cap 6.10%) 2/16/47 ∑●	5,154,418	942,096
Series 2017-33 PZ 3.00% 2/20/47	1,451,460	1,424,871
Series 2017-34 AZ 3.00% 1/20/47	89,680	88,499
Series 2017-34 DY 3.50% 3/20/47	1,103,995	1,211,409
Series 2017-36 ZC 3.00% 3/20/47	185,851	190,164
Series 2017-45 JZ 3.50% 3/20/47	35,024	36,725
Series 2017-52 LE 3.00% 1/16/47	19,000	20,169
Series 2017-56 JZ 3.00% 4/20/47	67,900	70,463
Series 2017-107 QZ 3.00% 8/20/45	1,053,957	1,078,280
Series 2017-121 IL 3.00% 2/20/42 ∑	239,373	13,870
Series 2017-130 YJ 2.50% 8/20/47	1,210,000	1,233,930
Series 2017-134 KI 4.00% 5/20/44 ∑	0	0
Series 2018-13 PZ 3.00% 1/20/48	969,083	960,740
Series 2018-34 TY 3.50% 3/20/48	827,000	872,080
Series 2018-37 SA 4.354% (6.20% minus LIBOR01M,
Cap 6.20%) 3/20/48 ∑●	3,392,332	623,395

Total Agency Collateralized Mortgage Obligations (cost $80,577,304)		80,876,407

Agency Commercial Mortgage-Backed Securities – 1.13%
Freddie Mac Multifamily Structured Pass Through Certificates Series K058 A2 2.653% 8/25/26 ♦	3,000,000	3,112,354

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Agency Commercial Mortgage-Backed Securities (continued)
Freddie Mac Multifamily Structured Pass Through Certificates Series X3FX A2FX 3.00% 6/25/27♦	4,515,000	$4,730,776
FREMF Mortgage Trust
Series 2010-K8 B 144A 5.278% 9/25/43 #●	4,520,000	4,579,004
Series 2011-K14 B 144A 5.18% 2/25/47 #●	3,345,000	3,483,523
Series 2011-K15 B 144A 4.961% 8/25/44 #●	485,000	505,510
Series 2012-K22 B 144A 3.687% 8/25/45 #●	4,410,000	4,579,711
Series 2013-K25 C 144A 3.619% 11/25/45 #●	2,800,000	2,867,760
Series 2013-K712 B 144A 3.263% 5/25/45 #●	2,280,000	2,277,737
Series 2013-K713 B 144A 3.152% 4/25/46 #●	1,355,000	1,357,186
Series 2013-K713 C 144A 3.152% 4/25/46 #●	4,425,000	4,430,712
Series 2014-K717 B 144A 3.629% 11/25/47 #●	1,925,000	1,973,943
Series 2014-K717 C 144A 3.629% 11/25/47 #●	650,000	663,270
Series 2015-K44 B 144A 3.681% 1/25/48 #●	1,000,000	1,038,424
Series 2015-K721 C 144A 3.565% 11/25/47 #●	2,225,000	2,272,788
Series 2016-K53 B 144A 4.019% 3/25/49 #●	1,465,000	1,552,048
Series 2016-K722 B 144A 3.842% 7/25/49 #●	2,175,000	2,270,967

Total Agency Commercial Mortgage-Backed Securities (cost $40,908,645)		41,695,713

Agency Mortgage-Backed Securities – 16.94%
Fannie Mae S.F. 30 yr
3.00% 7/1/49	5,296,181	5,386,099
3.00% 10/1/49	36,258,000	36,903,530
3.50% 12/1/47	4,792,660	4,963,053
3.50% 2/1/48	10,757,426	11,264,731
3.50% 7/1/48	35,668,533	36,923,865
3.50% 6/1/49	65,209,272	66,900,448
3.50% 11/1/49	33,244,000	34,194,898
4.00% 4/1/49	119,478,725	123,848,217
4.50% 4/1/44	395,433	436,065
4.50% 2/1/46	47,496	51,473
4.50% 5/1/46	535,168	579,583
4.50% 4/1/48	2,939,159	3,183,059
4.50% 12/1/48	3,588,432	3,775,008
4.50% 1/1/49	16,423,225	17,742,915
4.50% 11/1/49	7,097,000	7,486,141
5.00% 7/1/47	2,097,526	2,312,321
5.00% 7/1/49	29,389,666	31,849,305
5.50% 5/1/44	38,537,915	43,365,300
5.50% 8/1/48	3,215,372	3,533,946
6.00% 6/1/41	7,471,179	8,587,327
6.00% 7/1/41	20,841,370	23,950,590

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr 6.00% 1/1/42	6,172,972	$7,095,497
Fannie Mae S.F. 30 yr TBA 3.50% 11/1/49	18,703,000	19,204,183
Freddie Mac S.F. 30 yr
3.00% 12/1/48	50,278,150	51,466,012
3.50% 11/1/48	12,788,116	13,450,503
3.50% 10/1/49	11,980,058	12,304,469
5.00% 12/1/44	5,012,303	5,531,863
5.50% 6/1/41	6,198,450	6,969,878
5.50% 9/1/41	12,436,913	13,987,920
6.00% 7/1/40	17,119,616	19,676,557
GNMA II S.F. 30 yr
5.50% 5/20/37	612,301	684,857
6.00% 2/20/39	564,265	632,550
6.00% 10/20/39	2,015,252	2,255,121
6.00% 2/20/40	2,135,038	2,387,639
6.00% 4/20/46	694,310	766,249
6.50% 6/20/39	3,405	3,922

Total Agency Mortgage-Backed Securities (cost $613,944,767)		623,655,094

Collateralized Debt Obligations – 2.05%
AMMC CLO 22 Series 2018-22A A 144A 2.97% (LIBOR03M + 1.03%, Floor 1.03%) 4/25/31 #●	4,400,000	4,350,209
Apex Credit CLO Series 2018-1A A2 144A 2.97% (LIBOR03M + 1.03%) 4/25/31 #●	11,200,000	10,824,285
Atlas Senior Loan Fund X Series 2018-10A A 144A 3.091% (LIBOR03M + 1.09%) 1/15/31 #●	5,900,000	5,853,290
Black Diamond CLO Series 2017-2A A2 144A 3.266% (LIBOR03M + 1.30%, Floor 1.30%) 1/20/32 #●	2,800,000	2,800,143
Catamaran CLO Series 2014-1A A1BR 144A 3.343% (LIBOR03M + 1.39%) 4/22/30 #●	5,000,000	5,000,260
CFIP CLO Series 2017-1A A 144A 3.223% (LIBOR03M + 1.22%) 1/18/30 #●	6,000,000	5,986,350
Man GLG US CLO Series 2018-1A A1R 144A 3.106% (LIBOR03M + 1.14%) 4/22/30 #●	14,000,000	13,845,258

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)
Mariner CLO 5 Series 2018-5A A 144A 3.05% (LIBOR03M + 1.11%, Floor 1.11%) 4/25/31 #●	8,000,000	$7,938,888
Midocean Credit CLO IX Series 2018-9A A1 144A 3.116% (LIBOR03M + 1.15%, Floor 1.15%) 7/20/31 #●	2,000,000	1,978,164
Midocean Credit CLO VIII Series 2018-8A A1 144A 3.286% (LIBOR03M + 1.15%) 2/20/31 #●	5,830,000	5,770,715
Sounds Point CLO IV-R Series 2013-3RA A 144A 3.153% (LIBOR03M + 1.15%, Floor 1.15%) 4/18/31 #●	6,000,000	5,927,016
Steele Creek CLO Series 2017-1A A 144A 3.251% (LIBOR03M + 1.25%) 1/15/30 #●	3,000,000	2,994,636
Venture CDO Series 2016-25A A1 144A 3.456% (LIBOR03M + 1.49%) 4/20/29 #●	2,085,000	2,085,823

Total Collateralized Debt Obligations (cost $76,184,675)		75,355,037

Corporate Bonds – 39.22%
Automotive – 0.02%
Allison Transmission 144A 5.875% 6/1/29 #	555,000	599,400

		599,400

Banking – 6.07%
Akbank T.A.S. 144A 7.20% 3/16/27 #µ	1,613,000	1,529,832
Banco de Credito del Peru 144A 2.70% 1/11/25 #	1,435,000	1,429,619
Banco do Brasil 3.875% 10/10/22	925,000	949,050
Banco General 144A 4.125% 8/7/27 #	1,260,000	1,322,937
Banco Internacional del Peru 144A 3.375% 1/18/23 #	1,869,000	1,896,101
Banco Mercantil del Norte 144A 6.75% #µy	1,780,000	1,821,848
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero 144A 5.95% 10/1/28 #*µ	1,325,000	1,427,025
Bangkok Bank 144A 3.733% 9/25/34 #µ	2,295,000	2,335,294
Banistmo 144A 3.65% 9/19/22 #*	1,870,000	1,900,387
Bank of America
2.456% 10/22/25 µ	2,120,000	2,132,148
2.884% 10/22/30 µ	2,610,000	2,630,261
3.194% 7/23/30 µ	3,965,000	4,092,662
3.458% 3/15/25 µ	3,625,000	3,788,084
Bank of China 144A 5.00% 11/13/24 #*	1,640,000	1,789,951
Bank of Georgia 144A 6.00% 7/26/23 #	2,000,000	2,083,640
BBVA Bancomer 144A 5.125% 1/18/33 #µ	1,646,000	1,609,870

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
BBVA Bancomer 144A 6.75% 9/30/22 #*	445,000	$490,034
BBVA USA
2.875% 6/29/22	5,190,000	5,278,168
3.875% 4/10/25	5,505,000	5,809,696
Branch Banking & Trust 2.636% 9/17/29 µ	14,779,000	14,753,827
Credit Suisse Group
144A 2.593% 9/11/25 #µ	5,535,000	5,522,425
144A 6.25% #µy	10,305,000	11,013,592
144A 7.25% #µy	4,240,000	4,614,625
DBS Group Holdings 144A 4.52% 12/11/28 #µ	1,800,000	1,913,312
Emirates NBD 3.25% 11/14/22	1,500,000	1,533,071
Fifth Third Bancorp
3.65% 1/25/24	1,440,000	1,520,278
3.95% 3/14/28	6,825,000	7,480,553
Fifth Third Bank 3.85% 3/15/26	2,435,000	2,607,605
Goldman Sachs Group 6.00% 6/15/20	10,020,000	10,268,294
ICICI Bank 144A 4.00% 3/18/26 #	1,850,000	1,930,643
Itau Unibanco Holding 144A 5.50% 8/6/22 #	1,650,000	1,753,950
JPMorgan Chase & Co.
3.702% 5/6/30 µ	165,000	177,639
4.023% 12/5/24 µ	13,375,000	14,288,842
5.00% µy	5,125,000	5,328,104
Kookmin Bank 144A 2.875% 3/25/23 #*	1,905,000	1,934,805
Morgan Stanley
3.407% (LIBOR03M + 1.22%) 5/8/24 ●	5,850,000	5,943,368
5.00% 11/24/25	9,030,000	10,148,410
5.50% 1/26/20	2,680,000	2,701,494
PNC Bank
2.70% 11/1/22	725,000	738,253
4.05% 7/26/28	6,875,000	7,661,209
PNC Financial Services Group 2.60% 7/23/26	5,875,000	5,987,228
Popular 6.125% 9/14/23	1,195,000	1,287,613
QNB Finance 3.50% 3/28/24	1,470,000	1,521,100
Royal Bank of Scotland Group 8.625% µy	8,640,000	9,331,200
Shinhan Financial Group 144A 3.34% 2/5/30 #µ	1,445,000	1,472,728
Turkiye Garanti Bankasi 144A 6.25% 4/20/21 #	1,845,000	1,896,808
UBS Group
144A 4.125% 9/24/25 #	8,480,000	9,249,144
6.875% µy	6,345,000	6,605,697
7.125% µy	1,405,000	1,480,557

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
US Bancorp
3.00% 7/30/29	3,465,000	$3,597,550
3.10% 4/27/26	290,000	303,973
3.375% 2/5/24	3,800,000	4,012,078
US Bank 3.40% 7/24/23	2,655,000	2,792,124
USB Capital IX 3.50% (LIBOR03M + 1.02%) y●	15,162,000	13,138,176
Woori Bank 144A 4.75% 4/30/24 #*	2,270,000	2,435,722

		223,262,604

Basic Industry – 3.54%
Alpek 144A 4.25% 9/18/29 #	1,360,000	1,387,540
BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ	12,410,000	12,833,429
Bioceanico Sovereign Certificate 144A 2.971% 6/5/34 #	1,420,000	990,450
BMC East 144A 5.50% 10/1/24 #	1,200,000	1,252,500
Boise Cascade 144A 5.625% 9/1/24 #	435,000	454,575
Braskem Finance 6.45% 2/3/24	1,295,000	1,447,163
CK Hutchison International 17 144A 2.875% 4/5/22 #	1,000,000	1,011,476
Corp Nacional del Cobre de Chile 144A 4.25% 7/17/42 #	400,000	430,189
CSN Resources 144A 7.625% 2/13/23 #	2,765,000	2,865,577
Cydsa 144A 6.25% 10/4/27 #	1,490,000	1,542,165
Equate Petrochemical 144A 3.00% 3/3/22 #	1,795,000	1,801,166
Freeport-McMoRan 5.45% 3/15/43	780,000	729,300
Georgia-Pacific 8.00% 1/15/24	11,171,000	13,708,843
Gold Fields Orogen Holdings BVI 144A 6.125% 5/15/29 #	1,735,000	1,964,888
Hudbay Minerals 144A 7.625% 1/15/25 #	685,000	700,841
Israel Chemicals 144A 6.375% 5/31/38 #	1,152,000	1,391,507
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	800,000	850,000
Klabin Austria 144A 7.00% 4/3/49 #	1,615,000	1,746,639
LYB International Finance III 4.20% 10/15/49	9,305,000	9,346,260
Methanex 5.25% 12/15/29	9,095,000	9,292,191
Minera Mexico 144A 4.50% 1/26/50 #	2,450,000	2,408,840
Newmont Goldcorp 2.80% 10/1/29	11,110,000	10,998,791
NOVA Chemicals 144A 5.00% 5/1/25 #	1,055,000	1,065,550
Novelis 144A 6.25% 8/15/24 #	423,000	444,150
Novolipetsk Steel Via Steel Funding 144A 4.00% 9/21/24 #	2,035,000	2,119,314
OCP
144A 4.50% 10/22/25 #	1,580,000	1,675,742
144A 6.875% 4/25/44 #	1,515,000	1,890,988
Olin
5.00% 2/1/30	3,350,000	3,312,313
5.625% 8/1/29	265,000	275,804
Orbia Advance 144A 5.50% 1/15/48 #	2,270,000	2,307,455

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
Petkim Petrokimya Holding 144A 5.875% 1/26/23 #	1,480,000	$1,460,896
Phosagro OAO Via Phosagro Bond Funding 144A 3.95% 11/3/21 #	1,390,000	1,423,756
RPM International 4.55% 3/1/29	5,625,000	6,136,280
Sasol Financing USA
5.875% 3/27/24	9,600,000	10,359,675
6.50% 9/27/28	840,000	939,914
Sociedad Quimica y Minera de Chile 144A 4.25% 5/7/29 #	1,255,000	1,330,614
Standard Industries 144A 5.00% 2/15/27 #	1,880,000	1,966,950
Steel Dynamics 5.50% 10/1/24	1,030,000	1,063,475
Suzano Austria 5.00% 1/15/30	2,190,000	2,258,438
Syngenta Finance
144A 3.933% 4/23/21 #	2,540,000	2,583,682
144A 4.441% 4/24/23 #	1,360,000	1,420,708
144A 5.182% 4/24/28 #	4,515,000	4,791,996
Tronox Finance 144A 5.75% 10/1/25 #	610,000	577,975
Vedanta Resources Finance II 144A 9.25% 4/23/26 #	1,615,000	1,625,498

		130,185,503

Brokerage – 0.24%
Jefferies Group
4.15% 1/23/30	1,585,000	1,604,590
6.45% 6/8/27	3,815,000	4,495,878
6.50% 1/20/43	2,455,000	2,897,650

		8,998,118

Capital Goods – 1.61%
3M
2.00% 2/14/25	3,830,000	3,831,324
2.375% 8/26/29	1,545,000	1,544,516
3.25% 8/26/49	7,370,000	7,471,708
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	790,000	831,475
Ashtead Capital 144A 5.25% 8/1/26 #	1,540,000	1,649,725
Bombardier 144A 6.00% 10/15/22 #	1,175,000	1,151,500
EnPro Industries 5.75% 10/15/26	455,000	482,300
Grupo Cementos de Chihuahua 144A 5.25% 6/23/24 #	1,360,000	1,417,814
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	2,165,000	2,235,363
Northrop Grumman
2.55% 10/15/22	8,280,000	8,416,868
3.25% 8/1/23	1,670,000	1,743,352
Roper Technologies
2.35% 9/15/24	2,065,000	2,080,160
2.95% 9/15/29	7,650,000	7,767,583

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Capital Goods (continued)
TransDigm 144A 6.25% 3/15/26 #	745,000	$799,944
United Rentals North America 5.50% 5/15/27	2,085,000	2,206,191
Waste Management
2.95% 6/15/24	3,695,000	3,833,168
3.45% 6/15/29	10,951,000	11,847,593

		59,310,584

Communications – 5.46%
AT&T
3.875% 1/15/26	1,705,000	1,823,578
4.35% 3/1/29	8,310,000	9,211,439
4.85% 7/15/45	3,095,000	3,515,663
Bharti Airtel 144A 4.375% 6/10/25 #	1,380,000	1,390,168
C&W Senior Financing 144A 7.50% 10/15/26 #	1,707,000	1,837,159
Cable Onda 144A 4.50% 1/30/30 #	1,440,000	1,461,989
Charter Communications Operating
4.464% 7/23/22	8,590,000	9,045,316
4.80% 3/1/50	2,410,000	2,455,018
5.05% 3/30/29	9,240,000	10,430,631
Comcast
2.65% 2/1/30	2,580,000	2,618,367
3.45% 2/1/50	890,000	912,800
3.70% 4/15/24	12,235,000	13,119,556
Comcel Trust 144A 6.875% 2/6/24 #	1,510,000	1,559,075
Crown Castle International
3.80% 2/15/28	1,465,000	1,578,325
5.25% 1/15/23	4,275,000	4,672,734
Digicel Group One 144A 8.25% 12/30/22 #*	1,131,000	674,359
Digicel Group Two 144A 8.25% 9/30/22 #	1,069,000	283,285
Discovery Communications
4.125% 5/15/29 *	11,830,000	12,610,249
5.20% 9/20/47	6,110,000	6,658,361
Fox
144A 4.03% 1/25/24 #	3,425,000	3,662,595
144A 4.709% 1/25/29 #	7,975,000	9,085,126
Frontier Communications 144A 8.00% 4/1/27 #	3,552,000	3,738,480
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	2,605,000	2,606,296
IHS Netherlands Holdco 144A 7.125% 3/18/25 #	1,875,000	1,940,625
Millicom International Cellular 144A 6.25% 3/25/29 #	1,320,000	1,443,724
Sprint
7.125% 6/15/24	635,000	690,563
7.875% 9/15/23	1,464,000	1,619,550
Sprint Communications 7.00% 8/15/20	270,000	278,821

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
Sprint Spectrum 144A 4.738% 3/20/25 #	3,190,000	$3,409,344
Telefonica Emisiones 5.52% 3/1/49	8,665,000	10,556,933
Time Warner Cable 7.30% 7/1/38	9,865,000	12,579,601
Time Warner Entertainment 8.375% 3/15/23	5,470,000	6,518,405
T-Mobile USA
6.375% 3/1/25 =	250,000	0
6.50% 1/15/26 =	3,725,000	0
6.50% 1/15/26	1,875,000	2,011,125
Turk Telekomunikasyon 144A 6.875% 2/28/25 #	1,750,000	1,861,703
VEON Holdings 144A 4.00% 4/9/25 #	2,957,000	3,041,452
Verizon Communications 4.50% 8/10/33	18,345,000	21,505,231
Viacom 4.375% 3/15/43	8,565,000	8,844,926
Vodafone Group
4.25% 9/17/50	4,350,000	4,452,773
4.875% 6/19/49	11,585,000	13,064,569
Zayo Group
144A 5.75% 1/15/27 #	1,615,000	1,645,491
6.375% 5/15/25	444,000	458,097

		200,873,502

Consumer Cyclical – 1.54%
AMC Entertainment Holdings 6.125% 5/15/27 *	1,750,000	1,591,406
El Puerto de Liverpool 144A 3.95% 10/2/24 #*	1,605,000	1,656,119
General Motors 6.75% 4/1/46	1,230,000	1,420,639
General Motors Financial 5.25% 3/1/26	10,013,000	10,871,136
JD.com 3.125% 4/29/21	940,000	945,029
Kia Motors 144A 3.00% 4/25/23 #	1,350,000	1,368,008
Live Nation Entertainment 144A 5.625% 3/15/26 #	1,725,000	1,841,438
Lowe’s 4.55% 4/5/49	16,820,000	19,289,975
MGM Resorts International 5.75% 6/15/25	1,280,000	1,427,200
Murphy Oil USA 5.625% 5/1/27	715,000	770,925
Penn National Gaming 144A 5.625% 1/15/27 #*	2,375,000	2,458,125
Resorts World Las Vegas 144A 4.625% 4/16/29 #	1,800,000	1,896,325
Royal Caribbean Cruises 3.70% 3/15/28	6,840,000	7,090,210
Scientific Games International
144A 8.25% 3/15/26 #	1,245,000	1,319,700
10.00% 12/1/22	1,307,000	1,347,844
Shimao Property Holdings 5.60% 7/15/26	1,435,000	1,500,944

		56,795,023

Consumer Non-Cyclical – 4.12%
Alcon Finance 144A 2.75% 9/23/26 #	980,000	1,002,118

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Alcon Finance
144A 3.00% 9/23/29 #	7,290,000	$7,445,262
144A 3.80% 9/23/49 #	4,875,000	5,086,762
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	10,372,000	11,134,863
4.75% 1/23/29	5,260,000	6,116,433
BRF 144A 4.875% 1/24/30 #	2,340,000	2,337,426
Bristol-Myers Squibb 144A 2.90% 7/26/24 #	5,860,000	6,085,218
Cigna
2.891% (LIBOR03M + 0.89%) 7/15/23 ●	3,240,000	3,253,584
4.125% 11/15/25	8,751,000	9,491,637
Constellation Brands 3.15% 8/1/29	12,670,000	12,944,000
Cott Holdings 144A 5.50% 4/1/25 #	1,205,000	1,260,731
CVS Health
4.10% 3/25/25	1,975,000	2,124,285
4.30% 3/25/28	18,920,000	20,555,089
DH Europe Finance II
2.60% 11/15/29	1,775,000	1,788,638
3.25% 11/15/39	2,420,000	2,476,508
3.40% 11/15/49	1,495,000	1,542,537
Gilead Sciences 4.15% 3/1/47	12,105,000	13,461,472
Grupo Bimbo 144A 4.00% 9/6/49 #	1,420,000	1,360,601
JBS Investments II
144A 5.75% 1/15/28 #	1,835,000	1,916,199
144A 7.00% 1/15/26 #	1,310,000	1,423,315
JBS USA LUX 144A 5.75% 6/15/25 #	1,760,000	1,834,800
Kernel Holding
144A 6.50% 10/17/24 #	1,450,000	1,460,150
144A 8.75% 1/31/22 #	1,330,000	1,411,236
Mars
144A 3.20% 4/1/30 #	1,185,000	1,278,464
144A 3.95% 4/1/49 #	5,385,000	6,174,683
MHP 144A 7.75% 5/10/24 #	2,030,000	2,158,986
New York-Presbyterian Hospital 4.063% 8/1/56	3,760,000	4,313,414
Post Holdings 144A 5.75% 3/1/27 #	1,250,000	1,337,038
Rede D’or Finance 144A 4.95% 1/17/28 #	1,575,000	1,600,594
Teva Pharmaceutical Finance Netherlands III 6.75% 3/1/28 *	1,650,000	1,485,000
Zimmer Biomet Holdings 4.625% 11/30/19	15,621,000	15,648,031

		151,509,074

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Electric – 4.31%
AES Gener 144A 7.125% 3/26/79 #µ	1,755,000	$1,826,615
American Transmission Systems 144A 5.25% 1/15/22 #	5,910,000	6,287,852
CenterPoint Energy
3.85% 2/1/24	2,805,000	2,973,080
4.25% 11/1/28	7,555,000	8,350,733
ComEd Financing III 6.35% 3/15/33	4,959,000	5,368,118
Duke Energy 4.875% µy	5,375,000	5,679,359
Duke Energy Indiana 3.25% 10/1/49	3,645,000	3,681,037
Engie Energia Chile 144A 4.50% 1/29/25 #	665,000	710,188
Entergy Arkansas 4.20% 4/1/49	2,415,000	2,860,018
Entergy Louisiana 4.95% 1/15/45	685,000	738,145
Entergy Mississippi 3.85% 6/1/49	5,140,000	5,723,826
Entergy Texas 3.55% 9/30/49	2,030,000	2,104,437
Evergy
2.90% 9/15/29	4,530,000	4,564,582
4.85% 6/1/21	1,660,000	1,720,383
Evergy Metro 3.65% 8/15/25	7,975,000	8,535,791
FirstEnergy Transmission 144A 4.55% 4/1/49 #	1,525,000	1,792,947
Interstate Power & Light 4.10% 9/26/28	10,375,000	11,526,625
Israel Electric 144A 5.00% 11/12/24 #	2,085,000	2,297,670
Kallpa Generacion 144A 4.125% 8/16/27 #	3,066,000	3,130,999
Listrindo Capital 144A 4.95% 9/14/26 #	1,794,000	1,824,498
Louisville Gas & Electric 4.25% 4/1/49	7,745,000	9,142,905
MidAmerican Energy 3.15% 4/15/50	2,600,000	2,676,138
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	3,280,000	3,348,045
National Rural Utilities Cooperative Finance
4.75% 4/30/43 µ	3,045,000	3,132,894
5.25% 4/20/46 µ	3,388,000	3,665,117
NextEra Energy Capital Holdings 5.65% 5/1/79 µ	560,000	617,969
NV Energy 6.25% 11/15/20	7,391,000	7,706,835
PacifiCorp 3.50% 6/15/29	4,815,000	5,277,597
Pennsylvania Electric 5.20% 4/1/20	398,000	402,965
Perusahaan Listrik Negara
144A 4.125% 5/15/27 #	795,000	833,088
144A 5.25% 5/15/47 #	870,000	973,313
Saudi Electricity Global Sukuk 4 4.222% 1/27/24	1,820,000	1,929,782
Southern California Edison
4.00% 4/1/47	1,615,000	1,699,115
4.20% 3/1/29	6,445,000	7,131,643
4.875% 3/1/49	7,070,000	8,398,625
Southwestern Electric Power 4.10% 9/15/28	13,080,000	14,558,376

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Electric (continued)
State Grid Overseas Investment 2016 144A 2.25% 5/4/20 #	2,835,000	$2,835,087
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	2,505,000	2,688,616

		158,715,013

Energy – 5.98%
Abu Dhabi Crude Oil Pipeline 144A 4.60% 11/2/47 #	1,295,000	1,498,555
ADES International Holding 144A 8.625% 4/24/24 #	2,330,000	2,402,813
AES Andres 144A 7.95% 5/11/26 #	1,525,000	1,631,765
AmeriGas Partners 5.875% 8/20/26	1,410,000	1,568,625
Azure Power Solar Energy 144A 5.65% 12/24/24 #	1,345,000	1,354,079
Boston Gas 144A 3.001% 8/1/29 #	1,130,000	1,174,747
Brooklyn Union Gas 144A 3.865% 3/4/29 #	9,305,000	10,291,979
Chesapeake Energy 8.00% 1/15/25 *	1,040,000	691,600
Crestwood Midstream Partners 5.75% 4/1/25	1,695,000	1,758,563
Energy Transfer Operating
5.25% 4/15/29	6,185,000	6,941,753
6.25% 4/15/49	3,010,000	3,621,624
6.625% µy	5,985,000	5,717,291
Energy Transfer Partners 5.00% 10/1/22	4,725,000	5,020,918
Eni 144A 4.25% 5/9/29 #	8,260,000	9,123,237
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	1,780,000	1,928,892
Genesis Energy 6.75% 8/1/22	1,075,000	1,084,406
Geopark 144A 6.50% 9/21/24 #	1,930,000	2,001,893
Gran Tierra Energy 144A 7.75% 5/23/27 #	1,400,000	1,344,000
Greenko Solar Mauritius 144A 5.95% 7/29/26 #	2,935,000	2,971,982
Infraestructura Energetica Nova 144A 4.875% 1/14/48 #	1,625,000	1,555,938
KazMunayGas National JSC 144A 6.375% 10/24/48 #	1,330,000	1,677,263
KazTransGas JSC 144A 4.375% 9/26/27 #	2,620,000	2,755,035
Marathon Oil 4.40% 7/15/27	8,145,000	8,759,002
MPLX
4.00% 3/15/28	925,000	962,061
4.125% 3/1/27	5,760,000	6,054,024
5.50% 2/15/49	9,335,000	10,479,641
Murphy Oil 6.875% 8/15/24	2,850,000	3,020,544
NiSource 5.65% µy	3,660,000	3,717,517
Noble Energy
3.25% 10/15/29	5,565,000	5,548,083
3.90% 11/15/24	3,765,000	3,969,875
4.20% 10/15/49	1,970,000	1,909,785
4.95% 8/15/47	4,015,000	4,282,784
5.05% 11/15/44	1,180,000	1,249,195
NuStar Logistics 5.625% 4/28/27	665,000	694,094

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
Oasis Petroleum 144A 6.25% 5/1/26 #*	2,175,000	$1,490,963
Occidental Petroleum
2.90% 8/15/24	3,765,000	3,798,544
3.50% 8/15/29	4,395,000	4,455,638
Oil and Gas Holding 144A 7.625% 11/7/24 #	650,000	737,913
ONEOK 7.50% 9/1/23	7,805,000	9,152,774
Pertamina Persero 144A 3.65% 7/30/29 #	660,000	679,040
Petrobras Global Finance
144A 5.093% 1/15/30 #	7,453,000	7,913,223
6.90% 3/19/49	1,080,000	1,257,444
7.25% 3/17/44	1,265,000	1,540,138
Petroleos Mexicanos
144A 6.49% 1/23/27 #	430,000	459,563
6.75% 9/21/47	500,000	499,950
144A 6.84% 1/23/30 #	13,715,000	14,670,250
144A 7.69% 1/23/50 #	900,000	983,610
Precision Drilling 144A 7.125% 1/15/26 #	775,000	674,250
Sabine Pass Liquefaction
5.625% 3/1/25	5,735,000	6,419,719
5.75% 5/15/24	8,662,000	9,692,536
Saudi Arabian Oil
144A 2.875% 4/16/24 #	1,370,000	1,392,040
144A 3.50% 4/16/29 #	795,000	826,527
144A 4.25% 4/16/39 #	2,142,000	2,298,833
Schlumberger Holdings 144A 4.30% 5/1/29 #	8,145,000	8,856,289
Sinopec Group Overseas Development 2018 144A 2.50% 8/8/24 #	2,855,000	2,849,557
Southwestern Energy 7.75% 10/1/27 *	4,065,000	3,516,225
Summit Midstream Holdings 5.75% 4/15/25	780,000	608,400
Targa Resources Partners 5.375% 2/1/27	1,665,000	1,712,869
Tecpetrol 144A 4.875% 12/12/22 #	1,451,000	1,336,734
Transcanada Trust 5.50% 9/15/79 µ	7,115,000	7,613,050
Transocean 144A 9.00% 7/15/23 #	330,000	337,425
Transocean Proteus 144A 6.25% 12/1/24 #	1,207,500	1,216,556
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #	1,350,000	1,138,725
Tullow Oil 144A 7.00% 3/1/25 #	1,575,000	1,632,094
YPF
144A 8.50% 6/27/29 #*	1,800,000	1,380,960
144A 63.354% (BADLARPP + 4.00%) 7/7/20 #●	1,730,000	385,098

		220,290,500

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Finance Companies – 1.24%
AerCap Ireland Capital 3.65% 7/21/27	12,243,000	$12,626,425
Aviation Capital Group
144A 4.375% 1/30/24 #	4,350,000	4,583,840
144A 4.875% 10/1/25 #	4,855,000	5,250,790
Avolon Holdings Funding
144A 3.95% 7/1/24 #	6,995,000	7,270,953
144A 4.375% 5/1/26 #	6,490,000	6,874,143
BOC Aviation 144A 2.375% 9/15/21 #	2,530,000	2,513,327
DAE Funding
144A 5.00% 8/1/24 #	410,000	428,983
144A 5.75% 11/15/23 #	2,480,000	2,604,000
International Lease Finance 8.625% 1/15/22	3,082,000	3,511,625

		45,664,086

Healthcare – 0.30%
Bausch Health 144A 5.50% 11/1/25 #	1,485,000	1,557,409
Charles River Laboratories International 144A 5.50% 4/1/26 #	1,375,000	1,467,813
Encompass Health
5.75% 11/1/24	1,565,000	1,585,541
5.75% 9/15/25	1,280,000	1,342,400
HCA
5.875% 2/15/26	1,000,000	1,127,500
7.58% 9/15/25	160,000	192,400
Tenet Healthcare 5.125% 5/1/25	2,425,000	2,488,656
Universal Health Services 144A 5.00% 6/1/26 #	1,135,000	1,196,006

		10,957,725

Insurance – 0.84%
Acrisure 144A 7.00% 11/15/25 #	1,474,000	1,356,080
AssuredPartners 144A 7.00% 8/15/25 #	911,000	912,139
HUB International 144A 7.00% 5/1/26 #	230,000	237,475
MetLife
6.40% 12/15/36	40,000	48,648
144A 9.25% 4/8/38 #	8,985,000	13,115,449
Prudential Financial
3.70% 3/13/51	4,795,000	5,031,255
5.375% 5/15/45 µ	4,135,000	4,512,195
USI 144A 6.875% 5/1/25 #	2,955,000	3,014,100
WellCare Health Plans 144A 5.375% 8/15/26 #	2,535,000	2,702,944

		30,930,285

Media – 0.21%
Clear Channel Worldwide Holdings 144A 9.25% 2/15/24 #	3,435,000	3,784,941
CSC Holdings 144A 7.75% 7/15/25 #	2,000,000	2,150,000

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Media (continued)
Gray Television 144A 5.875% 7/15/26 #*	1,545,000	$1,628,075

		7,563,016

Real Estate – 0.77%
American Tower Trust #1 144A 3.07% 3/15/23 #	10,235,000	10,373,019
China Overseas Finance Cayman V 3.95% 11/15/22	1,355,000	1,400,031
Corporate Office Properties
3.60% 5/15/23	6,545,000	6,721,615
5.25% 2/15/24	5,315,000	5,737,425
CubeSmart 3.00% 2/15/30	2,245,000	2,246,884
Kaisa Group Holdings 144A 11.95% 10/22/22 #	1,955,000	1,986,769

		28,465,743

Services – 0.05%
Covanta Holding 5.875% 7/1/25	1,105,000	1,150,581
Prime Security Services Borrower
144A 5.75% 4/15/26 #	295,000	303,297
144A 9.25% 5/15/23 #	547,000	576,470

		2,030,348

Technology – 2.11%
Baidu 3.875% 9/29/23	1,405,000	1,460,445
Broadcom
144A 3.125% 4/15/21 #	12,945,000	13,103,168
3.50% 1/15/28	4,470,000	4,377,400
144A 4.25% 4/15/26 #	1,125,000	1,176,074
CDK Global 5.00% 10/15/24	4,000,000	4,336,000
CommScope Technologies 144A 5.00% 3/15/27 #	633,000	520,643
Equinix 5.375% 5/15/27	1,680,000	1,827,000
Global Payments
2.65% 2/15/25	7,285,000	7,392,425
3.20% 8/15/29	5,250,000	5,375,354
Infor US 6.50% 5/15/22	320,000	325,600
International Business Machines
3.00% 5/15/24	3,690,000	3,834,585
3.50% 5/15/29	10,210,000	10,985,432
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	1,695,000	1,767,038
NXP
144A 4.125% 6/1/21 #	7,025,000	7,222,643
144A 4.30% 6/18/29 #	1,905,000	2,031,178
144A 4.875% 3/1/24 #	9,620,000	10,462,233
Tencent Holdings 144A 3.28% 4/11/24 #	1,600,000	1,649,482

		77,846,700

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Transportation – 0.61%
Adani Ports & Special Economic Zone 144A 4.375% 7/3/29 #	1,870,000	$1,954,012
Aeropuertos Argentina 2000 144A 6.875% 2/1/27 #	2,109,375	1,966,992
FedEx 4.05% 2/15/48	11,180,000	11,031,058
International Airport Finance 144A 12.00% 3/15/33 #	2,200,000	2,383,700
Latam Finance 144A 7.00% 3/1/26 #	1,700,000	1,835,150
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #	1,695,000	1,805,175
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #	2,175,000	1,419,188

		22,395,275

Utilities – 0.20%
Aegea Finance 144A 5.75% 10/10/24 #	1,350,000	1,427,639
Calpine 144A 5.875% 1/15/24 #	505,000	517,373
Empresas Publicas de Medellin 144A 4.25% 7/18/29 #	2,690,000	2,822,617
Vistra Operations 144A 5.50% 9/1/26 #	2,295,000	2,430,910

		7,198,539

Total Corporate Bonds (cost $1,384,074,973)		1,443,591,038

Loan Agreements – 3.91%
Acrisure Tranche B 1st Lien 6.354% (LIBOR03M + 4.25%) 11/22/23 ●	1,925,689	1,897,607
ADT Tranche B 1st Lien 5.247% (LIBOR01M + 3.25%) 9/23/26 ●	1,828,000	1,769,160
Altice France Tranche B13 1st Lien 5.921% (LIBOR01M + 4.00%) 8/14/26 ●	623,700	615,904
AMC Entertainment Holdings Tranche B1 1st Lien 5.23% (LIBOR03M + 3.00%) 4/22/26 ●	1,726,325	1,726,864
American Airlines Tranche B 1st Lien 3.921% (LIBOR01M + 2.00%) 12/14/23 ●	2,544,838	2,545,192
Applied Systems 2nd Lien 9.104% (LIBOR03M + 7.00%) 9/19/25 ●	2,592,152	2,632,654
Aramark Services Tranche B3 1st Lien 3.536% (LIBOR01M + 1.75%) 3/11/25 ●	1,744,079	1,749,529
AssuredPartners Tranche B 1st Lien 5.286% (LIBOR01M + 3.50%) 10/22/24 ●	987,102	972,295
Avis Budget Car Rental Tranche B 1st Lien 3.79% (LIBOR01M + 2.00%) 2/13/25 ●	1,222,977	1,225,653
Ball Metalpack Finco Tranche B 2nd Lien 10.874% (LIBOR03M + 8.75%) 7/31/26 ●	360,000	324,000
Bausch Health Americas Tranche B 1st Lien 4.921% (LIBOR01M + 3.00%) 6/1/25 ●	1,198,195	1,203,852
Berry Global Tranche U 1st Lien 4.439% (LIBOR01M + 2.50%) 7/1/26 ●	2,154,600	2,165,104

	Principal amount°	Value (US $)

Loan Agreements (continued)
Berry Global Tranche W 1st Lien 3.878% (LIBOR03M + 2.00%) 10/1/22 ●	3,350,000	$3,364,656
Blue Ribbon 1st Lien 6.266% (LIBOR03M + 4.00%) 11/13/21 ●	1,161,481	1,006,617
Boxer Parent Tranche B 1st Lien 6.036% (LIBOR01M + 4.25%) 10/2/25 ●	1,821,195	1,699,565
Builders FirstSource 1st Lien 4.786% (LIBOR01M + 3.00%) 2/29/24 ●	251,103	252,296
Calpine Tranche B9 1st Lien 4.86% (LIBOR03M + 2.75%) 4/1/26 ●	907,725	909,521
Change Healthcare Holdings Tranche B 1st Lien 4.286% (LIBOR01M + 2.50%) 3/1/24 ●	1,197,446	1,192,113
Charter Communications Operating Tranche B2 1st Lien 3.58% (LIBOR03M + 1.75%) 2/1/27 ●	1,916,630	1,926,453
Chemours Tranche B2 1st Lien 3.54% (LIBOR01M + 1.75%) 4/3/25 ●	1,645,922	1,562,940
Chuck E. Cheese Entertainment Tranche B 1st Lien 8.286% (LIBOR01M + 6.50%) 8/30/26 ●	371,000	356,624
CityCenter Holdings Tranche B 1st Lien 4.036% (LIBOR01M + 2.25%) 4/18/24 ●	2,437,942	2,440,773
Core & Main Tranche B 1st Lien 4.808% (LIBOR03M + 2.75%) 8/1/24 ●	2,570,752	2,519,337
CSC Holdings 1st Lien 4.171% (LIBOR01M + 2.25%) 7/17/25 ●	1,818,375	1,812,123
CSC Holdings Tranche B2 1st Lien 4.327% (LIBOR03M + 2.50%) 1/25/26 ●	1,372,625	1,376,331
Datto 1st Lien 6.036% (LIBOR01M + 4.25%) 4/2/26 ●	1,251,863	1,261,774
DaVita Tranche B 1st Lien 4.036% (LIBOR01M + 2.25%) 8/12/26 ●	2,431,000	2,441,181
Delek US Holdings Tranche B 1st Lien 4.036% (LIBOR01M + 2.25%) 3/30/25 ●	1,541,546	1,524,203
Drive Chassis Holdco 2nd Lien 10.26% (LIBOR03M + 8.25%) 4/10/26 =●	370,000	344,100
DTZ US Borrower Tranche B 1st Lien 5.036% (LIBOR01M + 3.25%) 8/21/25 ●	1,207,800	1,212,888
Edgewater Generation Tranche B 1st Lien 5.536% (LIBOR01M + 3.75%) 12/13/25 ●	878,363	844,326
Ensemble RCM 1st Lien 6.003% (LIBOR03M + 3.75%) 8/1/26 ●	1,070,000	1,071,739
ExamWorks Group Tranche B1 1st Lien 5.036% (LIBOR01M + 3.25%) 7/27/23 ●	1,445,538	1,448,610
Extended Stay Hospitality Tranche B 1st Lien 3.786% (LIBOR01M + 2.00%) 9/18/26 ●	1,722,544	1,726,985
Flying Fortress Holdings Tranche B 1st Lien 3.854% (LIBOR03M + 1.75%) 10/30/22 ●	536,764	538,979

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Loan Agreements (continued)
Garda World Security Tranche B 1st Lien 0.00% 10/24/26 ● X	1,202,000	$1,196,741
Gardner Denver Tranche B1 1st Lien 4.536% (LIBOR01M + 2.75%) 7/30/24 ●	1,393,445	1,398,671
Gates Global Tranche B2 1st Lien 4.536% (LIBOR01M + 2.75%) 3/31/24 ●	1,514,902	1,487,309
Gentiva Health Services Tranche B 1st Lien 5.563% (LIBOR01M + 3.75%) 7/2/25 ●	1,809,304	1,814,392
GIP III Stetson I Tranche B 1st Lien 6.128% (LIBOR01M + 4.25%) 7/18/25 ●	661,426	611,819
Gray Television Tranche B2 1st Lien 4.261% (LIBOR01M + 2.25%) 2/7/24 ●	2,027,963	2,032,400
GVC Holdings Tranche B2 1st Lien 4.446% (LIBOR06M + 2.25%) 3/16/24 ●	2,472,350	2,479,045
HCA Tranche B12 1st Lien 3.536% (LIBOR01M + 1.75%) 3/13/25 ●	4,735,363	4,761,507
Hercules Merger 1st Lien 0.00% 10/16/26 X	2,375,000	2,388,730
Hilton Worldwide Finance Tranche B2 1st Lien 3.573% (LIBOR01M + 1.75%) 6/21/26 ●	316,470	318,132
Howden Tranche B 1st Lien 7.354% (LIBOR03M + 5.25%) 9/30/26 ●	509,000	482,914
HUB International Tranche B 1st Lien 4.94% (LIBOR03M + 3.00%) 4/25/25 ●	3,456,250	3,388,746
INEOS US Finance Tranche B 1st Lien 3.786% (LIBOR01M + 2.00%) 3/31/24 ●	1,261,828	1,250,236
Inmarsat Tranche B 1st Lien 0.00% 9/23/26 ● X	1,948,000	1,924,137
IQVIA Tranche B3 1st Lien 3.854% (LIBOR03M + 1.75%) 6/11/25 ●	2,602,063	2,604,849
Iron Mountain Tranche B 1st Lien 3.536% (LIBOR01M + 1.75%) 1/2/26 =●	2,744,127	2,713,255
JBS USA LUX Tranche B 1st Lien 4.286% (LIBOR01M + 2.50%) 5/1/26 ●	567,150	569,851
Kronos Tranche B 1st Lien 5.253% (LIBOR03M + 3.00%) 11/1/23 ●	1,926,544	1,924,337
LUX HOLDCO III 1st Lien 4.927% (LIBOR03M + 3.00%) 3/28/25 ●	1,032,282	1,009,055
Mauser Packaging Solutions Holding Tranche B 1st Lien 5.234% (LIBOR03M + 3.25%) 4/3/24 ●	1,063,765	1,037,060
Merrill Communications Tranche B 1st Lien 7.089% (LIBOR03M + 5.00%) 9/26/26 ●	635,000	634,206
MGM Growth Properties Operating Partnership Tranche B 1st Lien 3.786% (LIBOR01M + 2.00%) 3/25/25 ●	2,563,511	2,573,125
Microchip Technology 1st Lien 3.79% (LIBOR01M + 2.00%) 5/29/25 ●	2,420,294	2,432,395

	Principal amount°	Value (US $)

Loan Agreements (continued)
NFP Tranche B 1st Lien 4.786% (LIBOR01M + 3.00%) 1/8/24 ●	2,088,593	$2,031,156
ON Semiconductor Tranche B4 1st Lien 3.786% (LIBOR01M + 2.00%) 9/19/26 ●	2,877,810	2,894,389
Penn National Gaming Tranche B1 1st Lien 4.036% (LIBOR01M + 2.25%) 10/15/25 ●	2,481,250	2,496,611
Perstorp Holding Tranche B 1st Lien 6.854% (LIBOR03M + 4.75%) 2/26/26 ●	1,631,800	1,550,210
PQ Tranche B 1st Lien 4.427% (LIBOR03M + 2.50%) 2/8/25 ●	2,222,815	2,225,594
Pregis TopCo Tranche B 1st Lien 5.786% (LIBOR01M + 4.00%) 8/1/26 ●	780,000	770,250
Prestige Brands Tranche B5 1st Lien 3.786% (LIBOR01M + 2.00%) 1/26/24 ●	1,903,662	1,908,215
Radiate Holdco Tranche B 1st Lien 4.786% (LIBOR01M + 3.00%) 2/1/24 ●	1,569,717	1,553,897
Russell Investments US Institutional Holdco Tranche B 1st Lien 5.036% (LIBOR01M + 3.25%) 6/1/23 ●	667,992	649,901
Sable International Finance Tranche B4 1st Lien 5.036% (LIBOR01M + 3.25%) 1/31/26 ●	319,253	320,584
Scientific Games International Tranche B5 1st Lien 4.536% (LIBOR01M + 2.75%) 8/14/24 ●	1,266,798	1,253,497
SFR Tranche B11 1st Lien 4.536% (LIBOR01M + 2.75%) 7/31/25 ●	1,518,284	1,472,735
Sinclair Television Group Tranche B1 1st Lien 4.04% (LIBOR01M + 2.25%) 1/3/24 ●	2,127,965	2,128,629
Sprint Communications Tranche B 1st Lien
4.313% (LIBOR01M + 2.50%) 2/3/24 ●	2,121,960	2,101,606
4.813% (LIBOR01M + 3.00%) 2/3/24 ●	1,260,475	1,256,263
SS&C European Holdings Tranche B4 1st Lien 4.036% (LIBOR01M + 2.25%) 4/16/25 ●	924,716	927,389
SS&C Technologies Tranche B3 1st Lien 4.036% (LIBOR01M + 2.25%) 4/16/25 ●	1,416,585	1,420,680
Stars Group Tranche B 1st Lien 5.604% (LIBOR03M + 3.50%) 7/10/25 ●	420,495	422,640
Surgery Center Holdings 1st Lien 5.04% (LIBOR01M + 3.25%) 8/31/24 ●	759,064	735,343
Tecta America 1st Lien 6.286% (LIBOR01M + 4.50%) 11/21/25 ●	1,404,388	1,369,278
Telenet Financing USD Tranche AN-DD 1st Lien 4.171% (LIBOR01M + 2.25%) 8/15/26 ●	2,530,000	2,531,318
Titan Acquisition Tranche B 1st Lien 4.786% (LIBOR01M + 3.00%) 3/28/25 ●	566,963	537,906
TransDigm Tranche F 1st Lien 4.286% (LIBOR01M + 2.50%) 6/9/23 ●	1,785,256	1,779,118

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Loan Agreements (continued)
Trident TPI Holdings 1st Lien 5.036% (LIBOR01M + 3.25%) 10/5/24 ●	1,146,751	$1,082,725
UGI Energy Services Tranche B 1st Lien 5.536% (LIBOR01M + 3.75%) 8/13/26 ●	1,089,270	1,094,716
Ultimate Software Group 1st Lien 5.536% (LIBOR01M + 3.75%) 5/3/26 ●	2,580,381	2,588,981
United Rentals North America Tranche B 1st Lien 3.536% (LIBOR01M + 1.75%) 10/31/25 ●	222,750	223,957
US Foods Tranche B 1st Lien 3.786% (LIBOR01M + 2.00%) 9/13/26 ●	2,464,000	2,474,780
USI Tranche B 1st Lien 5.104% (LIBOR03M + 3.00%) 5/16/24 ●	2,683,497	2,608,442
USIC Holdings 1st Lien 5.036% (LIBOR01M + 3.25%) 12/9/23 ●	418,787	407,794
Vistra Operations Tranche B3 1st Lien 3.828% (LIBOR01M + 2.00%) 12/31/25 ●	2,782,500	2,795,544
VVC Holding Tranche B 1st Lien 6.681% (LIBOR03M + 4.50%) 2/11/26 ●	696,500	692,143
Wand NewCo 3 Tranche B 1st Lien 5.286% (LIBOR01M + 3.50%) 2/5/26 ●	997,500	1,003,111
Zayo Group Tranche B2 1st Lien 4.036% (LIBOR01M + 2.25%) 1/19/24 ●	1,344,616	1,348,230
ZelisRedCard Tranche B 1st Lien 0.00% 9/30/26 ● X	679,600	674,503

Total Loan Agreements (cost $145,026,294)		144,026,995

Municipal Bonds – 0.19%
Oregon State Taxable Pension (Taxable Build America Bonds) 5.892% 6/1/27	150,000	181,857
South Carolina Public Service Authority Series D 4.77% 12/1/45	790,000	992,856
State of California Various Purposes (Build America Bonds) 7.55% 4/1/39	2,195,000	3,604,563
Texas Water Development Board (State Water Implementation Revenue) 5.00% 10/15/46	1,745,000	2,064,772

Total Municipal Bonds (cost $6,332,279)		6,844,048

Non-Agency Asset-Backed Securities – 3.06%
American Express Credit Account Master Trust
Series 2018-3 A 2.234% (LIBOR01M + 0.32%) 10/15/25 ●	2,720,000	2,716,467
Series 2018-9 A 2.294% (LIBOR01M + 0.38%) 4/15/26 ●	3,600,000	3,597,490

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Barclays Dryrock Issuance Trust Series 2017-1 A 2.251% (LIBOR01M + 0.33%, Floor 0.33%) 3/15/23 ●	980,000	$980,676
Chase Issuance Trust Series 2018-A1 A1 2.121% (LIBOR01M + 0.20%) 4/17/23 ●	2,100,000	2,100,001
Citibank Credit Card Issuance Trust
Series 2017-A5 A5 2.47% (LIBOR01M + 0.62%, Floor 0.62%) 4/22/26 ●	1,065,000	1,070,539
Series 2018-A2 A2 2.176% (LIBOR01M + 0.33%) 1/20/25 ●	3,390,000	3,386,950
Citicorp Residential Mortgage Trust Series 2006-3 A5 5.163% 11/25/36 ●	5,703,002	5,853,756
CNH Equipment Trust Series 2019-B A2 2.55% 9/15/22	8,280,000	8,316,967
Contimortgage Home Equity Loan Trust Series 1996-4 A8 7.22% 1/15/28	2,455	2,345
Discover Card Execution Note Trust Series 2017-A7 A7 2.281% (LIBOR01M + 0.36%) 4/15/25 ●	2,730,000	2,726,198
Ford Credit Auto Owner Trust Series 2018-1 A 144A 3.19% 7/15/31 #	5,805,000	6,071,868
Hardee’s Funding Series 2018-1A A2I 144A 4.25% 6/20/48 #	3,069,000	3,122,738
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	8,410,500	8,459,197
Mercedes-Benz Master Owner Trust
Series 2018-BA A 144A 2.254% (LIBOR01M + 0.34%) 5/15/23 #●	2,325,000	2,326,520
Series 2019-AA A 144A 2.264% (LIBOR01M + 0.35%) 5/15/23 #●	8,605,000	8,602,581
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1 A 144A 2.453% (LIBOR01M + 0.63%, Floor 0.63%) 9/25/23 #●	2,200,000	2,202,044
Penarth Master Issuer Series 2018-2A A1 144A 2.328% (LIBOR01M + 0.45%) 9/18/22 #●	6,670,000	6,669,993
Popular ABS Mortgage Pass Through Trust Series 2006-C A4 2.073% (LIBOR01M + 0.25%, Cap 14.00%, Floor 0.25%) 7/25/36 ♦●	1,736,221	1,730,996
Taco Bell Funding Series 2016-1A A2II 144A 4.377% 5/25/46 #	2,785,875	2,831,090
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #●	1,418,166	1,423,912
Series 2015-6 A1B 144A 2.75% 4/25/55 #●	1,710,050	1,719,431

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Towd Point Mortgage Trust
Series 2016-1 A1B 144A 2.75% 2/25/55 #●	954,745	$959,805
Series 2016-2 A1 144A 3.00% 8/25/55 #●	1,052,496	1,067,806
Series 2016-3 A1 144A 2.25% 4/25/56 #●	1,295,570	1,292,740
Series 2017-1 A1 144A 2.75% 10/25/56 #●	1,100,846	1,114,019
Series 2017-2 A1 144A 2.75% 4/25/57 #●	566,406	571,655
Series 2017-4 M1 144A 3.25% 6/25/57 #●	2,705,000	2,755,972
Series 2018-1 A1 144A 3.00% 1/25/58 #●	940,509	954,373
Toyota Auto Receivables Owner Trust Series 2019-B A2A 2.59% 2/15/22	6,960,000	6,987,278
Trafigura Securitisation Finance
Series 2017-1A A1 144A 2.771% (LIBOR01M + 0.85%) 12/15/20 #●	3,200,000	3,201,904
Series 2018-1A A1 144A 2.644% (LIBOR01M + 0.73%) 3/15/22 #●	5,810,000	5,793,517
Vantage Data Centers Issuer Series 2018-1A A2 144A 4.072% 2/16/43 #	1,573,333	1,634,668
Verizon Owner Trust Series 2017-3A A1A 144A 2.06% 4/20/22 #	1,000,000	1,000,300
Volvo Financial Equipment Master Owner Trust Series 2017-A A 144A 2.414% (LIBOR01M + 0.50%) 11/15/22 #●	4,685,000	4,691,033
Wendy’s Funding Series 2018-1A A2I 144A 3.573% 3/15/48 #	4,524,413	4,664,036

Total Non-Agency Asset-Backed Securities (cost $110,751,716)		112,600,865

Non-Agency Collateralized Mortgage Obligations – 2.17%
Agate Bay Mortgage Trust
Series 2015-1 B1 144A 3.81% 1/25/45 #●	2,296,929	2,378,842
Series 2015-1 B2 144A 3.81% 1/25/45 #●	1,298,769	1,338,766
Banc of America Mortgage Trust Series 2004-K 2A1 4.376% 12/25/34 ●	397,531	403,582
Chase Home Lending Mortgage Trust
Series 2019-ATR1 A4 144A 4.00% 4/25/49 #●	993,131	996,697
Series 2019-ATR2 A3 144A 3.50% 7/25/49 #●	1,579,994	1,604,063
CHL Mortgage Pass Through Trust Series 2004-HYB2 2A 4.991% 7/20/34♦●	41,115	40,364
Citicorp Mortgage Securities Trust Series 2006-3 1A9 5.75% 6/25/36	256,119	259,172
Connecticut Avenue Securities Trust Series 2018-R07 1M2 144A 4.223% (LIBOR01M + 2.40%) 4/25/31 #●	3,105,000	3,130,079

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust
Series 2019-R01 2M2 144A 4.273% (LIBOR01M + 2.45%) 7/25/31 #●	2,200,000	$2,217,315
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	973,697	983,134
Flagstar Mortgage Trust
Series 2018-1 A5 144A 3.50% 3/25/48 #●	1,840,589	1,870,883
Series 2018-5 A7 144A 4.00% 9/25/48 #●	1,133,338	1,144,574
Galton Funding Mortgage Trust Series 2018-1 A43 144A 3.50% 11/25/57 #●	1,216,266	1,230,997
GSR Mortgage Loan Trust Series 2004-9 4A1 4.465% 8/25/34 ●	261,375	261,438
Holmes Master Issuer Series 2018-2A A2 144A 2.421% (LIBOR03M + 0.42%) 10/15/54 #●	2,473,777	2,472,726
JPMorgan Mortgage Trust
Series 2005-A8 1A1 3.999% 11/25/35 ●	137,113	128,447
Series 2006-S1 1A1 6.00% 4/25/36	1,705,167	1,841,962
Series 2007-A1 7A4 4.582% 7/25/35 ●	27,492	25,211
Series 2014-2 B1 144A 3.406% 6/25/29 #●	1,408,746	1,433,400
Series 2014-2 B2 144A 3.406% 6/25/29 #●	524,871	531,989
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #●	2,470,000	2,468,970
Series 2015-1 B2 144A 3.487% 12/25/44 #●	2,751,373	2,745,040
Series 2015-4 B1 144A 3.622% 6/25/45 #●	2,419,416	2,501,729
Series 2015-4 B2 144A 3.622% 6/25/45 #●	1,736,879	1,784,728
Series 2015-5 B2 144A 3.289% 5/25/45 #●	2,769,064	2,744,043
Series 2015-6 B1 144A 3.601% 10/25/45 #●	1,672,340	1,719,514
Series 2015-6 B2 144A 3.601% 10/25/45 #●	1,619,109	1,656,177
Series 2016-4 B1 144A 3.899% 10/25/46 #●	1,074,472	1,127,557
Series 2016-4 B2 144A 3.899% 10/25/46 #●	1,840,068	1,918,875
Series 2017-1 B2 144A 3.543% 1/25/47 #●	3,217,403	3,311,994
Series 2017-2 A3 144A 3.50% 5/25/47 #●	1,285,354	1,307,281
Series 2018-3 A5 144A 3.50% 9/25/48 #●	1,869,533	1,896,527
Series 2018-6 1A4 144A 3.50% 12/25/48 #●	1,186,622	1,197,239
Series 2018-7FRB A2 144A 2.768% (LIBOR01M + 0.75%) 4/25/46 #●	1,661,326	1,661,316
Series 2018-9 A3 144A 4.00% 2/25/49 #●	1,722,705	1,747,267
Series 2019-LTV3 A3 144A 3.50% 3/25/50 #=●	1,400,000	1,421,560
MASTR ARM Trust Series 2004-10 2A2 3.926% 10/25/34 ●	23,200	21,855
New Residential Mortgage Loan Trust
Series 2018-RPL1 A1 144A 3.50% 12/25/57 #●	1,471,870	1,531,281

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
Permanent Master Issuer Series 2018-1A 1A1 144A 2.366% (LIBOR03M + 0.38%) 7/15/58 #●	2,000,000	$1,999,572
Sequoia Mortgage Trust
Series 2013-4 B2 3.489% 4/25/43 ●	1,346,107	1,372,323
Series 2013-12 B3 144A 4.215% 12/25/43 #●	3,625,310	3,768,160
Series 2014-2 A4 144A 3.50% 7/25/44 #●	1,216,788	1,236,477
Series 2015-1 B2 144A 3.88% 1/25/45 #●	1,880,612	1,954,516
Series 2017-4 A1 144A 3.50% 7/25/47 #●	1,328,034	1,351,586
Series 2018-5 A4 144A 3.50% 5/25/48 #●	1,891,028	1,917,576
Series 2018-8 A4 144A 4.00% 11/25/48 #●	1,756,573	1,770,914
Silverstone Master Issuer Series 2018-1A 1A 144A 2.356% (LIBOR03M + 0.39%) 1/21/70 #●	4,080,000	4,065,381
Thornburg Mortgage Securities Trust Series 2007-4 1A1 3.783% 9/25/37 ●	688,586	697,164
Washington Mutual Mortgage Pass Through Certificates Trust Series 2005-1 5A2 6.00% 3/25/35 ♦	25,020	2,269
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-2 3A1 5.75% 3/25/36	485,307	480,261
Series 2006-3 A11 5.50% 3/25/36	780,081	793,390
Series 2006-20 A1 5.50% 12/25/21	74,698	74,300
Series 2006-AR5 2A1 5.187% 4/25/36 ●	480,913	484,005
Series 2007-AR10 2A1 4.909% 1/25/38 ●	909,704	888,251

Total Non-Agency Collateralized Mortgage Obligations (cost $77,719,597)		79,912,739

Non-Agency Commercial Mortgage-Backed Securities – 7.64%
Banc of America Commercial Mortgage Trust Series 2017-BNK3 B 3.879% 2/15/50 ●	30,000	31,934
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	6,515,000	6,970,562
Series 2017-BNK5 B 3.896% 6/15/60 ●	2,775,000	2,954,784
Series 2017-BNK7 A5 3.435% 9/15/60	4,585,000	4,921,371
Series 2018-BN14 A4 4.231% 9/15/60 ●	3,000,000	3,415,390
Series 2019-BN20 A3 3.011% 9/15/61	5,125,000	5,359,379
Series 2019-BN21 A5 2.851% 10/17/52	8,000,000	8,248,279
BENCHMARK Mortgage Trust
Series 2018-B1 A5 3.666% 1/15/51 ●	7,815,000	8,526,399
Series 2018-B3 A5 4.025% 4/10/51	1,615,000	1,803,361
Series 2018-B6 A4 4.261% 10/10/51	2,645,000	3,019,216
Series 2019-B9 A5 4.016% 3/15/52	13,645,000	15,356,898
Caesars Palace Las Vegas Trust Series 2017-VICI B 144A 3.835% 10/15/34 #	3,680,000	3,835,660

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.786% 5/15/52	11,685,000	$12,924,996
Series 2019-CF2 A5 2.874% 11/15/52	5,400,000	5,569,057
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	5,440,000	5,745,486
Series 2017-CD6 B 3.911% 11/13/50 ●	1,925,000	2,056,799
Series 2019-CD8 A4 2.912% 8/15/57	3,400,000	3,520,307
CFCRE Commercial Mortgage Trust
Series 2011-C2 C 144A 5.741% 12/15/47 #●	1,745,000	1,830,412
Series 2016-C7 A3 3.839% 12/10/54	9,835,000	10,732,834
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	3,550,000	3,794,696
Series 2016-P3 A4 3.329% 4/15/49	5,500,000	5,834,887
Series 2017-C4 A4 3.471% 10/12/50	2,710,000	2,915,265
Series 2018-C5 A4 4.228% 6/10/51 ●	3,750,000	4,252,923
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	4,220,000	4,332,958
Series 2013-WWP A2 144A 3.424% 3/10/31 #	1,550,000	1,621,858
Series 2014-CR19 A5 3.796% 8/10/47	2,895,000	3,100,040
Series 2014-CR20 AM 3.938% 11/10/47	10,355,000	10,998,103
Series 2016-CR28 A4 3.762% 2/10/49	3,290,000	3,557,377
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	3,020,000	3,194,282
Series 2016-C3 A5 2.89% 8/10/49	4,500,000	4,655,954
DB-UBS Mortgage Trust Series 2011-LC1A C 144A 5.699% 11/10/46 #●	2,205,000	2,269,008
GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28 #	2,620,000	2,658,523
GS Mortgage Securities Series 2018-GS10 C 4.412% 7/10/51 ●	1,935,000	2,111,374
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #●	3,115,000	3,154,898
Series 2015-GC32 A4 3.764% 7/10/48	3,096,000	3,338,461
Series 2017-GS5 A4 3.674% 3/10/50	6,835,000	7,413,659
Series 2017-GS6 A3 3.433% 5/10/50	3,380,000	3,617,449
Series 2018-GS9 A4 3.992% 3/10/51 ●	3,375,000	3,762,295
Series 2018-GS9 C 4.364% 3/10/51 ●	700,000	756,514
Series 2019-GC39 A4 3.567% 5/10/52	7,241,000	7,882,004
Series 2019-GC42 A4 3.001% 9/1/52	2,835,000	2,963,236
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.801% 8/15/48	10,785,000	11,673,910
Series 2015-C33 A4 3.77% 12/15/48	7,550,000	8,181,188

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.499% 4/15/46	8,420,000	$8,628,685
Series 2015-JP1 A5 3.914% 1/15/49	3,755,000	4,096,789
Series 2016-WIKI A 144A 2.798% 10/5/31 #	3,260,000	3,293,952
Series 2016-WIKI B 144A 3.201% 10/5/31 #	3,260,000	3,300,802
Series 2019-OSB A 144A 3.397% 6/5/39 #	3,250,000	3,487,351
LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39 ●	2,684,479	1,566,318
Morgan Stanley BAML Trust
Series 2014-C17 A5 3.741% 8/15/47	3,256,000	3,470,203
Series 2015-C26 A5 3.531% 10/15/48	3,925,000	4,193,770
Series 2016-C29 A4 3.325% 5/15/49	2,500,000	2,646,151
Morgan Stanley Capital I Trust
Series 2006-HQ10 B 5.448% 11/12/41 ●	3,736,401	3,403,364
Series 2006-T21 B 144A 5.574% 10/12/52 #●	1,785,283	1,786,147
Series 2016-BNK2 B 3.485% 11/15/49	1,500,000	1,563,439
UBS Commercial Mortgage Trust
Series 2012-C1 A3 3.40% 5/10/45	3,921,436	4,011,202
Series 2018-C9 A4 4.117% 3/15/51 ●	4,100,000	4,592,514
UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 144A 3.649% 3/10/46 #●	670,000	687,414
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.405% 12/15/47	2,415,029	2,547,616
Series 2015-NXS3 A4 3.617% 9/15/57	2,270,000	2,433,288
Series 2016-BNK1 A3 2.652% 8/15/49	5,790,000	5,914,284
Series 2016-BNK1 B 2.967% 8/15/49	380,000	378,254
Series 2017-C38 A5 3.453% 7/15/50	4,140,000	4,437,649

Total Non-Agency Commercial Mortgage-Backed Securities (cost $274,210,458)		281,303,178

Sovereign Bonds – 1.81%Δ

Argentina – 0.06%
Argentine Republic Government International Bond
5.625% 1/26/22 *	4,276,000	1,834,447
6.875% 1/11/48	725,000	283,663

		2,118,110

Azerbaijan – 0.04%
Republic of Azerbaijan International Bond 144A 4.75% 3/18/24 #	1,426,000	1,512,804

		1,512,804

Belarus – 0.01%
Republic of Belarus International Bond 144A 6.20% 2/28/30 #	200,000	214,049

		214,049

	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Chile – 0.02%
Chile Government International Bond 3.50% 1/25/50	700,000	$753,900

		753,900

Colombia – 0.06%
Colombia Government International Bond
4.00% 2/26/24 *	1,296,000	1,371,596
5.00% 6/15/45	728,000	849,765

		2,221,361

Dominican Republic – 0.11%
Dominican Republic International Bond 144A 6.00% 7/19/28 #	3,675,000	4,074,693

		4,074,693

Ecuador – 0.04%
Ecuador Government International Bond 144A 10.75% 1/31/29 #	1,401,000	1,420,278

		1,420,278

Egypt – 0.33%
Egypt Government International Bond
144A 5.577% 2/21/23 #	9,340,000	9,599,801
144A 7.60% 3/1/29 #	785,000	832,327
144A 8.70% 3/1/49 #	1,453,000	1,561,227

		11,993,355

El Salvador – 0.07%
El Salvador Government International Bond 144A 7.125% 1/20/50 #	2,410,000	2,453,982

		2,453,982

Georgia – 0.01%
Georgia Government International Bond 6.875% 4/12/21	389,000	412,853

		412,853

Ghana – 0.07%
Ghana Government International Bond 144A 7.875% 3/26/27 #	2,530,000	2,633,249

		2,633,249

Indonesia – 0.03%
Indonesia Government International Bond
2.95% 1/11/23	700,000	710,777
144A 4.625% 4/15/43 #	387,000	431,442

		1,142,219

Ivory Coast – 0.04%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #	1,491,000	1,467,442

		1,467,442

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Jordan – 0.01%
Jordan Government International Bond 144A 5.75% 1/31/27 #*	380,000	$393,895

		393,895

Kenya – 0.06%
Kenya Government International Bond 144A 8.00% 5/22/32 #	2,175,000	2,322,598

		2,322,598

Mexico – 0.04%
Mexico Government International Bond
3.625% 3/15/22	700,000	723,107
4.60% 2/10/48	595,000	644,093

		1,367,200

Mongolia – 0.07%
Mongolia Government International Bond 144A 5.625% 5/1/23 #	2,461,000	2,521,223

		2,521,223

Nigeria – 0.04%
Nigeria Government International Bond 144A 7.875% 2/16/32 #	1,410,000	1,458,940

		1,458,940

Panama – 0.01%
Panama Government International Bond 4.50% 5/15/47 *	365,000	431,616

		431,616

Paraguay – 0.02%
Paraguay Government International Bond 144A 5.40% 3/30/50 #	727,000	826,061

		826,061

Peru – 0.03%
Peruvian Government International Bond 2.844% 6/20/30	1,042,000	1,077,949

		1,077,949

Poland – 0.04%
Republic of Poland Government Bond 2.25% 4/25/22	PLN 6,155,000	1,639,914

		1,639,914

Qatar – 0.06%
Qatar Government International Bond 144A 4.00% 3/14/29 #	1,905,000	2,117,086

		2,117,086

Russia – 0.11%
Russian Foreign Bond – Eurobond
144A 4.25% 6/23/27 #	2,400,000	2,576,174
144A 5.25% 6/23/47 #	1,200,000	1,434,648

		4,010,822

	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Saudi Arabia – 0.01%
Saudi Government International Bond 144A 3.625% 3/4/28 #	395,000	$416,412

		416,412

Senegal – 0.02%
Senegal Government International Bond 144A 6.75% 3/13/48 #	563,000	554,070

		554,070

South Africa – 0.02%
Republic of South Africa Government International Bond
4.875% 4/14/26	331,000	342,039
5.75% 9/30/49	595,000	577,260

		919,299

Sri Lanka – 0.09%
Sri Lanka Government International Bond
144A 5.875% 7/25/22 #	678,000	686,794
144A 6.20% 5/11/27 #	1,155,000	1,112,694
144A 7.55% 3/28/30 #	1,675,000	1,694,885

		3,494,373

Turkey – 0.09%
Turkey Government International Bond
6.25% 9/26/22	1,374,000	1,424,243
6.35% 8/10/24	300,000	309,691
7.625% 4/26/29	1,600,000	1,720,000

		3,453,934

Ukraine – 0.09%
Ukraine Government International Bond 144A 7.75% 9/1/26 #	3,000,000	3,230,967

		3,230,967

Uruguay – 0.06%
Uruguay Government International Bond 4.375% 1/23/31	1,835,000	2,051,090

		2,051,090

Uzbekistan – 0.05%
Republic of Uzbekistan Bond 144A 5.375% 2/20/29 #	1,800,000	1,980,976

		1,980,976

Total Sovereign Bonds (cost $65,107,594)		66,686,720

Supranational Banks – 0.12%
Banque Ouest Africaine de Developpement
144A 4.70% 10/22/31 #	2,309,000	2,329,284
144A 5.00% 7/27/27 #	1,938,000	2,057,943

Total Supranational Banks (cost $4,209,674)		4,387,227

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

US Treasury Obligations – 15.71%
US Treasury Floating Rate Note
1.746% (USBMMY3M + 0.22%) 7/31/21 ●	73,585,000	$73,586,575
US Treasury Notes
1.50% 9/30/24	268,945,000	268,650,855
1.625% 8/15/29	237,350,000	235,963,923

Total US Treasury Obligations (cost $576,103,322)		578,201,353

	Number of shares	Value (US $)

Common Stock – 0.00%

Century Communications =†	7,875,000	$0

Total Common Stock (cost $238,403)		0

Convertible Preferred Stock – 0.01%

A Schulman 6.00% exercise price $52.33 Y	321	329,507

Total Convertible Preferred Stock (cost $314,827)		329,507

Preferred Stock – 0.10%

USB Realty 144A 3.148% (LIBOR03M + 1.147%) #●	4,485,000	3,819,067

Total Preferred Stock (cost $3,482,875)		3,819,067

Short-Term Investments – 3.67%

Money Market Mutual Funds – 3.67%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.72%)	27,008,754	27,010,126
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.72%)	27,008,754	27,010,128
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.71%)	27,008,754	27,010,125
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.72%)	27,008,754	27,010,127
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.67%)	27,008,754	27,009,444

Total Short-Term Investments (cost $135,049,950)		135,049,950

Total Value of Securities Before Securities Lending Collateral – 99.95% (cost $3,594,704,121)		3,678,880,710

	Principal amount°	Value (US $)

Security Lending Collateral – 0.73%**
Repurchase Agreements – 0.58%
Bank of Montreal 1.70%, dated 10/31/19, to be repurchased on 11/1/19, repurchase price $2,589,264 (collateralized by US government obligations 0.00%–2.75% 12/5/19–10/15/24; market value $2,640,926)	2,589,142	$2,589,142
Bank of Nova Scotia 1.72%, dated 10/31/19, to be repurchased on 11/1/19, repurchase price $6,294,447 (collateralized by US government obligations 0.00%–3.625% 11/7/19–9/9/49; market value $6,420,338)	6,294,146	6,294,146
BOFA Securities 1.73%, dated 10/31/19, to be repurchased on 11/1/19, repurchase price $6,294,448 (collateralized by US government obligations 1.25% 3/31/21; market value $6,420,040)	6,294,146	6,294,146
Credit Agricole 1.72%, dated 10/31/19, to be repurchased on 11/1/19, repurchase price $6,294,447 (collateralized by US government obligations 0.125% 4/15/20; market value $6,420,034)	6,294,146	6,294,146

		21,471,580

Short-Term Floating Rate Notes – 0.15%
Bank of Montreal (Chicago) 2.46% (LIBOR03M + 0.21%) 11/1/19 ●	515,000	515,000
Bank of Nova Scotia 1.97% (LIBOR01M + 0.14%) 1/24/20 ≥●	1,682,000	1,682,377
Commonwealth Bank of Australia 2.28% (LIBOR03M + 0.04%) 2/3/20 ≥●	300,000	300,045
Intel 2.21% (LIBOR03M + 0.08%) 5/11/20 ●	240,000	240,065
Toronto-Dominion Bank (New York) 2.23% (LIBOR03M + 0.19%) 10/7/20 ●	300,000	300,137
Wells Fargo Bank
2.20% (LIBOR03M + 0.06%) 3/20/20 ●	598,000	598,112
2.21% (LIBOR01M + 0.18%) 5/1/20 ●	1,900,000	1,899,852

		5,535,588

Total Securities Lending Collateral (cost $27,006,635)		27,007,168

Total Value of Securities – 100.68% (cost $3,621,710,756)		$3,705,887,878∎

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2019, the aggregate value of Rule 144A securities was $825,123,147, which represents 22.42% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

Schedule of investments

Delaware Diversified Income Fund

*	Fully or partially on loan.

**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

≥

Commercial paper exempt from registration under Section 4(a)(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At Oct. 31, 2019, the aggregate value of these securities was $1,982,422, which represented 0.05% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

∎	Includes $25,941,863 of securities loaned.

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Oct. 31, 2019. Rate will reset at a future date.

S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

Y	No contractual maturity date.

Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.

†	Non-income producing security.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Oct. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

X	This loan will settle after Oct. 31, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

f	Step coupon bond. Stated rate in effect at Oct. 31, 2019 through maturity date.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at Oct. 31, 2019:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNP	PLN	109,844	USD	(28,758)	11/4/19	$(8)
JPMCB	EUR	(1,488,312)	USD	1,663,070	1/10/20	(6,046)

Total Foreign Currency Exchange Contracts						$(6,054)

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
2,431	US Treasury 5 yr Notes	$289,782,797	$291,611,808	12/31/19	$—	$(1,829,011)	$1,348,445
(48)	US Treasury 10 yr Notes	(6,254,250)	(6,326,506)	12/19/19	72,256	—	(39,000)
1,103	US Treasury Long Bonds	177,996,625	182,790,423	12/19/19	—	(4,793,798)	1,964,719

Total Futures Contracts			$468,075,725		$72,256	$(6,622,809)	$3,274,164

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Receipts	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]
Over-The-Counter/ Protection Sold/ Moody’s Ratings:
MSCS-CMBX.NA.BBB.6[5] 5/11/63- Monthly	24,970,000	3.00%	$(2,138,722)	$(2,845,370)	$706,648

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Schedule of investments

Delaware Diversified Income Fund

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

3Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(15,482).

5Markit’s CMBX.NA Index is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality ratings are measured on a scale that ranges from AAA (highest) to BB (lowest). US Agency and US Agency mortgage-backed securities appear under US Government.

Summary of abbreviations:

ABS – Asset-Backed Security

ARM – Adjustable Rate Mortgage

BADLARPP – Argentina Term Deposit Rate

BNP – BNP Paribas

CDO – Collateralized Debt Obligation

CDS – Credit Default Swap

CLO – Collateralized Loan Obligation

CMBX.NA – Commercial Mortgaged-Backed Securities Index North America

DB – Deutsche Bank

EUR – European Monetary Unit

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

GS – Goldman Sachs

ICE – Intercontinental Exchange

JPM – JPMorgan

JPMCB – JPMorgan Chase Bank, National Association

LB – Lehman Brothers

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

MASTR – Mortgage Asset Securitization Transactions, Inc.

MSCS – Morgan Stanley Capital Services LLC

PLN – Polish Zloty

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

Summary of abbreviations (continued):

TBA – To be announced

USBMMY3M – US Treasury 3 Months Bill Money Market Yield

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Diversified Income Fund	October 31, 2019

Assets:
Investments, at value[1,2]	$3,678,880,710
Short-term investments held as collateral for loaned securities, at value[3]	27,007,168
Foreign currencies, at value[4]	87,314
Cash collateral due from brokers	7,942,505
Receivable for securities sold	86,050,590
Dividends and interest receivable	20,843,681
Receivable for fund shares sold	6,679,913
Variation margin due from broker on futures contracts	3,274,164
Unrealized appreciation on credit default swap contracts	706,648
Swap payments receivable	19,473
Securities lending income receivable	11,957

Total assets	$3,831,504,123

Liabilities:
Payable for securities purchased	105,713,149
Obligation to return securities lending collateral	26,989,960
Payable for fund shares redeemed	7,433,865
Distribution payable	2,850,948
Upfront payments received on credit default swap contracts	2,845,370
Cash due to custodian	2,359,926
Other accrued expenses	1,151,884
Investment management fees payable to affiliates	933,135
Distribution fees payable to affiliates	392,100
Other liabilities	51,933
Dividend disbursing and transfer agent fees and expenses payable to affiliates	27,776
Accounting and administration expenses payable to affiliates	10,815
Legal fees payable to affiliates	7,557
Unrealized depreciation on foreign currency exchange contracts	6,054
Reports and statements to shareholders expenses payable to affiliates	3,754
Trustees’ fees and expenses payable to affiliates	11,423

Total Liabilities	150,789,649

Total Net Assets	$3,680,714,474

Net Assets Consist of:
Paid-in capital	$3,718,674,166
Total distributable earnings (loss)	(37,959,692)

Total Net Assets	$3,680,714,474

Net Asset Value
Class A:
Net assets	$751,229,426
Shares of beneficial interest outstanding, unlimited authorization, no par	84,861,928
Net asset value per share	$8.85
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$9.27
Class C:
Net assets	$250,651,477
Shares of beneficial interest outstanding, unlimited authorization, no par	28,321,995
Net asset value per share	$8.85
Class R:
Net assets	$36,082,204
Shares of beneficial interest outstanding, unlimited authorization, no par	4,078,171
Net asset value per share	$8.85
Institutional Class:
Net assets	$2,619,167,089
Shares of beneficial interest outstanding, unlimited authorization, no par	295,666,088
Net asset value per share	$8.86
Class R6:
Net assets	$23,584,278
Shares of beneficial interest outstanding, unlimited authorization, no par	2,662,494
Net asset value per share	$8.86

[1]Investments, at cost	$3,594,704,121
[2]Including securities on loan	25,941,863
[3]Short-term investments held as collateral for loaned securities, at cost	27,006,635
[4]Foreign currencies, at cost	90,035

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Diversified Income Fund	Year ended October 31, 2019

Investment Income:
Interest	$143,144,896
Dividends	2,621,320
Securities lending income	339,432
Foreign tax withheld	(11,331)

146,094,317

Expenses:
Management fees	17,463,513
Distribution expenses — Class A	1,788,020
Distribution expenses — Class C	3,228,645
Distribution expenses — Class R	202,563
Dividend disbursing and transfer agent fees and expenses	4,094,543
Accounting and administration expenses	713,057
Reports and statements to shareholders expenses	495,292
Trustees’ fees and expenses	227,083
Registration fees	212,617
Legal fees	188,940
Custodian fees	146,776
Audit and tax fees	62,214
Other	253,053

29,076,316
Less expenses waived	(6,698,768)
Less expenses paid indirectly	(127,688)

Total operating expenses	22,249,860

Net Investment Income	123,844,457

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*	$77,656,316
Foreign currencies	(12,706,638)
Foreign currency exchange contracts	106,840
Futures contracts	61,685,789
Options purchased	(1,020,327)
Swap contracts	2,590,266

Net realized gain	128,312,246

Net change in unrealized appreciation (depreciation) of:
Investments	175,185,736
Foreign currencies	83,590
Foreign currency exchange contracts	(22,979)
Futures contracts	(2,847,006)
Options purchased	222,791
Swap contracts	1,242,331

Net change in unrealized appreciation (depreciation)	173,864,463

Net Realized and Unrealized Gain	302,176,709

Net Increase in Net Assets Resulting from Operations	$426,021,166

*Includes $11,171,417 related to the General Motors term loan litigation. See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Diversified Income Fund

	Year ended
	10/31/19	10/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$123,844,457	$150,009,913
Net realized gain (loss)	128,312,246	(111,603,009)
Net change in unrealized appreciation (depreciation)	173,864,463	(152,954,895)

Net increase (decrease) in net assets resulting from operations	426,021,166	(114,547,991)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(22,544,242)	(24,585,994)
Class C	(8,073,410)	(12,214,368)
Class R	(1,197,989)	(1,521,983)
Institutional Class	(92,317,482)	(94,990,835)
Class R6	(718,779)	(464,958)

Return of capital:
Class A	(2,021,690)	(5,458,408)
Class C	(674,723)	(2,840,103)
Class R	(97,155)	(342,435)
Institutional Class	(7,043,737)	(21,430,473)
Class R6	(63,430)	(132,435)

	(134,752,637)	(163,981,992)

Capital Share Transactions:
Proceeds from shares sold:
Class A	194,863,391	201,342,698
Class C	24,525,491	21,874,952
Class R	6,656,272	8,919,772
Institutional Class	968,865,207	1,100,958,026
Class R6	9,817,748	7,165,239

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	23,256,589	28,521,458
Class C	8,181,972	14,060,026
Class R	1,268,443	1,822,187
Institutional Class	89,527,168	103,289,669
Class R6	682,694	561,639

	1,327,644,975	1,488,515,666

	Year ended
	10/31/19	10/31/18

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(256,450,812)	$(337,080,457)
Class C	(189,192,561)	(242,365,548)
Class R	(21,034,017)	(22,902,621)
Institutional Class	(1,532,091,068)	(947,243,145)
Class R6	(6,357,789)	(1,852,091)

	(2,005,126,247)	(1,551,443,862)

Decrease in net assets derived from capital share transactions	(677,481,272)	(62,928,196)

Net Decrease in Net Assets	(386,212,743)	(341,458,179)

Net Assets:
Beginning of year	4,066,927,217	4,408,385,396

End of year	$3,680,714,474	$4,066,927,217

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period.

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	For the year ended Oct. 31, 2017, return of capital distributions of $811,257 were made by the Fund’s Class A shares, which calculated to an amount of $0.00 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/19	10/31/18	10/31/17	10/31/16	10/31/15

$8.19	$8.74	$8.81	$8.74	$9.09

0.27	0.29	0.28	0.22	0.26
0.68	(0.53)	(0.03)	0.12	(0.27)

0.95	(0.24)	0.25	0.34	(0.01)

(0.27)	(0.25)	(0.32)	(0.26)	(0.29)
—	—	—	—	(0.03)
(0.02)	(0.06)	— [2]	(0.01)	(0.02)

(0.29)	(0.31)	(0.32)	(0.27)	(0.34)

$8.85	$8.19	$8.74	$8.81	$8.74

11.82% [4]	(2.77% )	2.89%	3.96%	(0.11% )

$751,229	$734,630	$893,311	$1,259,472	$1,658,922
0.70%	0.77%	0.89%	0.89%	0.91%

0.88%	0.87%	0.89%	0.89%	0.91%
3.16%	3.37%	3.24%	2.54%	2.95%

2.98%	3.27%	3.24%	2.54%	2.95%
167%	122%	125%	240%	218%

Financial highlights

Delaware Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	For the year ended Oct. 31, 2017, return of capital distributions of $563,918 were made by the Fund’s Class C shares, which calculated to an amount of $0.00 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/19	10/31/18	10/31/17	10/31/16	10/31/15

$8.19	$8.74	$8.81	$8.74	$9.09

0.20	0.22	0.22	0.16	0.20
0.69	(0.52)	(0.04)	0.11	(0.28)

0.89	(0.30)	0.18	0.27	(0.08)

(0.21)	(0.19)	(0.25)	(0.19)	(0.22)
—	—	—	—	(0.03)
(0.02)	(0.06)	— [2]	(0.01)	(0.02)

(0.23)	(0.25)	(0.25)	(0.20)	(0.27)

$8.85	$8.19	$8.74	$8.81	$8.74

10.99% [4]	(3.49% )	2.13%	3.19%	(0.85% )

$250,652	$382,168	$620,954	$879,706	$1,007,163
1.45%	1.52%	1.64%	1.64%	1.66%

1.63%	1.62%	1.64%	1.64%	1.66%
2.41%	2.62%	2.49%	1.79%	2.20%

2.23%	2.52%	2.49%	1.79%	2.20%
167%	122%	125%	240%	218%

Financial highlights

Delaware Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period.

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	For the year ended Oct. 31, 2017, return of capital distributions of $55,969 were made by the Fund’s Class R shares, which calculated to an amount of $0.00 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/19	10/31/18	10/31/17	10/31/16	10/31/15

$8.19	$8.73	$8.81	$8.73	$9.09

0.25	0.27	0.26	0.20	0.24
0.68	(0.52)	(0.04)	0.13	(0.28)

0.93	(0.25)	0.22	0.33	(0.04)

(0.25)	(0.23)	(0.30)	(0.24)	(0.27)
—	—	—	—	(0.03)
(0.02)	(0.06)	— [2]	(0.01)	(0.02)

(0.27)	(0.29)	(0.30)	(0.25)	(0.32)

$8.85	$8.19	$8.73	$8.81	$8.73

11.54% [4]	(2.90% )	2.52%	3.82%	(0.47% )

$36,082	$46,060	$61,630	$77,484	$101,732
0.95%	1.02%	1.14%	1.14%	1.16%

1.13%	1.12%	1.14%	1.14%	1.16%
2.91%	3.12%	2.99%	2.29%	2.70%

2.73%	3.02%	2.99%	2.29%	2.70%
167%	122%	125%	240%	218%

Financial highlights

Delaware Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period.

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	For the year ended Oct. 31, 2017, return of capital distributions of $2,560,569 were made by the Fund’s Institutional Class, which calculated to an amount of $0.00 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/19	10/31/18	10/31/17	10/31/16	10/31/15

$8.20	$8.74	$8.82	$8.74	$9.10

0.29	0.31	0.30	0.24	0.29
0.68	(0.52)	(0.04)	0.13	(0.29)

0.97	(0.21)	0.26	0.37	—

(0.29)	(0.27)	(0.34)	(0.28)	(0.31)
—	—	—	—	(0.03)
(0.02)	(0.06)	— [2]	(0.01)	(0.02)

(0.31)	(0.33)	(0.34)	(0.29)	(0.36)

$8.86	$8.20	$8.74	$8.82	$8.74

12.09% [4]	(2.41% )	3.03%	4.34%	0.03%

$2,619,167	$2,886,234	$2,819,555	$2,672,906	$2,620,069
0.45%	0.52%	0.64%	0.64%	0.66%

0.63%	0.62%	0.64%	0.64%	0.66%
3.41%	3.62%	3.49%	2.79%	3.20%

3.23%	3.52%	3.49%	2.79%	3.20%
167%	122%	125%	240%	218%

Financial highlights

Delaware Diversified Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period.

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	For the year ended Oct. 31, 2017, return of capital distributions of $11,747 were made by the Fund’s Class R6 shares, which calculated to an amount of $0.00 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 13 in “Notes to financial statements.”

[6]	Portfolio turnover is representative of the Fund for the entire year ended Oct. 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

			5/2/16[1]
Year ended			to
10/31/19	10/31/18	10/31/17	10/31/16

$8.20	$8.74	$8.81	$8.75

0.30	0.31	0.31	0.12
0.68	(0.51)	(0.04)	0.08

0.98	(0.20)	0.27	0.20

(0.30)	(0.28)	(0.34)	(0.13)
(0.02)	(0.06)	— [3]	(0.01)

(0.32)	(0.34)	(0.34)	(0.14)

$8.86	$8.20	$8.74	$8.81

12.18% [5]	(2.33% )	3.14%	2.50%

$23,584	$17,835	$12,935	$2
0.36%	0.44%	0.55%	0.55%

0.54%	0.54%	0.55%	0.55%
3.50%	3.70%	3.57%	2.75%
3.32%	3.60%	3.57%	2.75%
167%	122%	125%	240% [6]

Notes to financial statements

Delaware Diversified Income Fund	October 31, 2019

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Diversified Income Fund (Fund). The Fund is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap options contracts (swaptions) and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended Oct. 31, 2019 and for all open tax years (years ended Oct. 31, 2016–Oct. 31, 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. During the year ended Oct. 31, 2019, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less

Notes to financial statements

Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2019, and matured on the next business day.

To Be Announced Trades (TBA) – The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, deliver or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays dividends from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Oct. 31, 2019, the Fund earned $125,663 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Oct. 31, 2019, the Fund earned $2,025 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next 1.5 billion, and 0.425% on average daily net assets in excess $2.5 billion.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, taxes, interest, acquired fund fees and expenses, short sale, dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed 0.45% of the Fund’s Class A, Class C, Class R, and Institutional Class average daily net assets and 0.36% of the Fund’s Class R6 shares average daily net assets from Nov. 1, 2018 through Oct. 31, 2019.* For purposes of those waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Board and DMC. These waivers and reimbursements apply only to expenses paid directly by the Fund and may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Effective May 30, 2019, DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria

Notes to financial statements

Delaware Diversified Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Kapitalanlage AG, and Macquarie investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Oct. 31, 2019, the Fund was charged $146,087 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2019, the Fund was charged $372,402 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. These fees are calculated daily and paid monthly. Class R6 shares and Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2019, the

Fund was charged $106,186 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2019, DDLP earned $24,605 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2019, DDLP received gross CDSC commissions of $236 and $12,799 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from April 1, 2018 through Feb. 28, 2020.

3. Investments

For the year ended Oct. 31, 2019, the Fund made purchases and sales of investment securities other than US government securities and short-term investments as follows:

Purchases other than US government securities	$2,037,348,813
Purchases of US government securities	4,105,325,112
Sales other than US government securities	3,022,313,710
Sales of US government securities	3,834,306,697

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Oct. 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$3,626,687,522

Aggregate unrealized appreciation of investments and derivatives	$110,940,172
Aggregate unrealized depreciation of investments and derivatives	(37,589,775)

Net unrealized appreciation of investments and derivatives	$73,350,397

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or

Notes to financial statements

Delaware Diversified Income Fund

3. Investments (continued)

unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2019:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency, Asset- & Mortgage-Backed Securities[1]	$—	$1,294,523,245	$1,421,560	$1,295,944,805
Corporate Debt	—	1,443,591,038	—	1,443,591,038
Municipal Bonds	—	6,844,048	—	6,844,048
Foreign Debt	—	71,073,947	—	71,073,947
Loan Agreements	—	144,026,995	—	144,026,995
US Treasury Obligation	—	578,201,353	—	578,201,353
Common Stock	—	—	—	—
Convertible Preferred Stock	—	329,507	—	329,507
Preferred Stock	—	3,819,067	—	3,819,067
Short-Term Investments	135,049,950	—	—	135,049,950
Securities Lending Collateral	—	27,007,168	—	27,007,168

Total Value of Securities	$135,049,950	$3,569,416,368	$1,421,560	$3,705,887,878

Derivatives[2]
Assets:
Futures Contracts	72,256	—	—	72,256
Swap Contracts	—	706,648	—	706,648
Liabilities:
Foreign Currency Exchange Contracts	—	(6,054)	—	(6,054)
Futures Contracts	(6,622,809)	—	—	(6,622,809)

  The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investment in this table.

[1]Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable input or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	—	99.90%	0.10%	100.00%

2Foreign currency exchange contracts, futures contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Notes to financial statements

Delaware Diversified Income Fund

3. Investments (continued)

During the year ended Oct. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2019 and 2018 was as follows:

	Year ended
	10/31/19	10/31/18
Ordinary income	$124,851,902	$133,778,138
Return of capital	9,900,735	30,203,854

Total	$134,752,637	$163,981,992

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$3,718,674,166
Distributions payable	(2,850,948)
Capital loss carryforwards	(108,459,141)
Unrealized appreciation of investments, foreign currencies, and derivatives	73,350,397

Net assets	$3,680,714,474

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax deferral of straddles losses, and market discount and premium on debt instruments.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At Oct. 31, 2019, the Fund utilized $101,024,523 of capital loss carryforwards.

At Oct. 31, 2019, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$—	$108,459,141	$108,459,141

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/19	10/31/18
Shares sold:
Class A	22,787,394	23,776,387
Class C	2,892,843	2,563,993
Class R	788,782	1,047,520
Institutional Class	113,601,162	129,417,375
Class R6	1,155,819	847,626

Shares issued upon reinvestment of dividends and distributions:
Class A	2,729,184	3,362,209
Class C	966,505	1,654,896
Class R	149,345	214,729
Institutional Class	10,512,575	12,178,950
Class R6	79,913	66,316

	155,663,522	175,130,001

Shares redeemed:
Class A	(30,320,193)	(39,716,214)
Class C	(22,191,878)	(28,643,822)
Class R	(2,485,160)	(2,694,541)
Institutional Class	(180,487,124)	(112,025,868)
Class R6	(748,754)	(217,988)

	(236,233,109)	(183,298,433)

Net decrease	(80,569,587)	(8,168,432)

Notes to financial statements

Delaware Diversified Income Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on the “Statements of changes in net assets.” For the years ended Oct. 31, 2019 and 2018, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
			Institutional		Institutional
	Class A	Class C	Class	Class A	Class
Year ended	Shares	Shares	Shares	Shares	Shares	Value
10/31/19	1,699,752	260,053	14,637	246,786	1,728,833	$16,367,285
10/31/18	303,887	709,270	—	584,427	429,381	8,555,325

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Fund had no amounts outstanding as of Oct. 31, 2019 or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Oct. 31, 2019, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities the Fund already owns that are denominated in foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Oct. 31, 2019, the Fund posted $5,732,505 cash collateral as margin for open futures contracts.

During the year ended Oct. 31, 2019, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the year ended Oct. 31, 2019.

During the year ended Oct. 31, 2019, the Fund entered into option contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and to manage the Fund’s exposure to changes in foreign currencies.

Swap Contracts — The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into interest rate swaps to manage its sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. There were no interest rate swap contracts outstanding at Oct. 31, 2019.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Oct. 31, 2019, the Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedule of investments,” at Oct. 31, 2019, the notional value of the protection sold was $24,970,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At Oct. 31, 2019, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Fund and other third parties which the Fund can obtain in the occurrence of a credit event. At Oct. 31, 2019, net unrealized appreciation of the protection sold was $706,648.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts,

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Oct. 31, 2019, the Fund entered into CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At Oct. 31, 2019, for bilateral derivative contracts, the Fund posted $2,210,000 in cash collateral for certain open derivatives, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of Oct. 31, 2019 were as follows:

	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Rate Contracts	Credit Contracts	Total
Variation margin due from broker on futures contracts*	$72,256	$—	$72,256
Unrealized appreciation on credit default swap contracts	—	706,648	706,648

Total	$72,256	$706,648	$778,904

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(6,054)	$—	$(6,054)
Variation margin due to broker on futures contracts*	—	(6,622,809)	(6,622,809)

Total	$(6,054)	$(6,622,809)	$(6,628,863)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through Oct. 31, 2019. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended Oct. 31, 2019 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swap Contracts	Total
Currency contracts	$106,840	$—	$(520,417)	$—	$(413,577)
Interest rate contracts	—	63,042,682	—	—	63,042,682
Equity contracts	—	(1,356,893)	(499,910)	—	(1,856,803)
Credit contracts	—	—	—	2,590,266	2,590,266

Total	$106,840	$61,685,789	$(1,020,327)	$2,590,266	$63,362,568

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swap Contracts	Total
Currency contracts	$(22,979)	$—	$222,791	$—	$199,812
Interest rate contracts	—	(2,354,019)	—	—	(2,354,019)
Equity contracts	—	(492,987)	—	—	(492,987)
Credit contracts	—	—	—	1,242,331	1,242,331

Total	$(22,979)	$(2,847,006)	$222,791	$1,242,331	$(1,404,863)

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Oct. 31, 2019:

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	44,600,334	USD	53,486,248
Futures contracts (average notional value)		620,516,728		28,784,403
Options contracts (average value)		118,567		—
CDS contracts (average notional value)*		1,604,067		28,147,877

*Long represents buying protection and short represents selling protection.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Oct. 31, 2019, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNP Paribas	$—	$(8)	$(8)
JPMorgan Chase Bank, National Association	—	(6,046)	(6,046)
Morgan Stanley Capital Services LLC	706,648	—	706,648

Total	$706,648	$(6,054)	$700,594

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
BNP Paribas	$(8)	$—	$—	$—	$—	$(8)
JPMorgan Chase Bank, National Association	(6,046)	—	—	—	—	(6,046)
Morgan Stanley Capital Services LLC	706,648	—	—	—	—	706,648

Total	$700,594	$—	$—	$—	$—	$700,594

Security Lending

Securities lending transactions are entered into by the Fund under master securities lending agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral (see also Note 10).

As of Oct. 31, 2019, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(b)
The Bank of New York Mellon	$25,941,863	$(25,941,863)	$—	$(25,941,863)	$—

Master Securities Forward Transaction Agreements

Master Securities Forward Transaction Agreements (MFA) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The MFA maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. As of

Notes to financial statements

Delaware Diversified Income Fund

9. Offsetting (continued)

Oct. 31, 2019, the following table is a summary of the Fund’s TBA securities by counterparty which are subject to offsetting under MFA:

Counterparty	TBA at Value	Cash Collateral Received	Cash Collateral Pledged	Net Exposure(b)
Goldman Sachs	$19,204,183	$—	$—	$19,204,183

(a)The value of the related collateral exceeded the value of the net position, purchase agreements and securities lending transactions as of Oct. 31, 2019.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities as disclosed on the “Schedule of investments.” Securities purchased with cash collateral are valued at the market value. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of Oct. 31, 2019:

Securities Lending Transactions	Overnight and Continuous	Under 30 days	Between 30 and 90 days	Over 90 days	Total
Repurchase Agreements and Short-Term Floating Rate Notes	$27,007,168	$—	$—	$—	$27,007,168

At Oct. 31, 2019, the value of securities on loan was $25,941,863, for which the Fund received cash collateral of $26,989,960. At Oct. 31, 2019, the value of invested collateral was $27,007,168. Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the

Notes to financial statements

Delaware Diversified Income Fund

11. Credit and Market Risk (continued)

obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended (1933 Act), and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section (4)(a)(2) of the 1933 Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and (4)(a)(2) securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that, the Fund was an unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based on available information related to the litigation and the Fund’s potential exposure, the Fund previously recorded a contingent

Notes to financial statements

Delaware Diversified Income Fund

13. General Motors Term Loan Litigation (continued)

liability of $15,959,167 and an asset of $4,787,750 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

During the year, the plaintiff and the term loan lenders, which included the Fund, reached an agreement in principle that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Fund recognizing a gain in the amount of the liability reversed.

14. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

15. Subsequent Events

On Nov. 4, 2019, the Fund, along with the other Participants, entered into an amendment to the agreement for a $250,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on Nov. 2, 2020.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2019, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds

and Shareholders of Delaware Diversified Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Diversified Income Fund (one of the series constituting Delaware Group® Adviser Funds, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2019, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	92.65%
(B) Return of Capital (Tax Basis)	7.35%
Total Distributions	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

For the fiscal year ended Oct. 31, 2019, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended Oct. 31, 2019, the Fund has reported maximum distributions of Qualified Interest Income of $103,394,457.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Diversified Income Fund

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Europe Limited (“MIMEL”) and Macquarie Investment Management Global Limited (“MIMGL”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), MIMEL, and MIMGL, concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

Nature, extent, and quality of services. The Board considered the services provided by MIMEL to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Diversified Income Fund (continued)

performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of MIMEL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMEL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMEL.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2019. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional core plus bond funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the third quartile of its Performance Universe and the Fund’s total return for the 10-year period was in the second quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board believed that Management was taking action to improve Fund performance so as to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s management fee and total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through February 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by MIMGL in relation to the services being provided to the Fund and in relation to MIMGL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MIMGL in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Management profitability. Trustees were also given available information on profits being realized by MIMEL in relation to the services being provided to the Fund and in relation to MIMEL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MIMEL in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Diversified Income Fund (continued)

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2019, the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

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Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	President and
2005 Market Street	Chief Executive Officer,	Chief Executive Officer
Philadelphia, PA 19103	and Trustee	since August 2015
February 1970
Trustee since
September 2015
Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015

Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President — Macquarie	95	Trustee — UBS
Investment Management[2]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	95	None
(March 2004–Present)

Managing Member,	95	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)

Chief Executive Officer,	95	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) — J.P. Morgan Chase & Co.		Santander Bank, N.A. (December 2016–Present)

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	95	Director and Audit Committee
(April 2011–Present)		Member — Hercules
Technology Growth
Capital, Inc.
(July 2004–July 2014)

President —	95	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health Systems
Franklin & Marshall College		(May 2004–present)
(July 2002–June 2010)
Director — Drexel
Morgan & Co.
(2015–present)
Director and Audit Committee
Member — vTv
Therapeutics Inc.
(2017–present)
Director and Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.
(2018–present)

Private Investor	95	None
(2004–Present)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	95	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director; Audit
Committee Member —
Executive Advisor to Dean		Carrizo Oil & Gas, Inc.
(August 2011–March 2012)		(March 2018–Present)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	95	Director — HSBC North
(2010–April 2013) —		America Holdings Inc.
PNC Financial		(December 2013–Present)
Services Group
Director — HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–April 2018)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Chief Executive Officer	95	Director; Finance Committee
and President —		and Audit Committee
Gore Creek		Member — H&R
Capital, Ltd.		Block Corporation
(August 2009–Present)		(July 2008–Present)

Director; Chair of Investments
Committee and Audit
Committee Member —
Grange Insurance
(2013–Present)

Trustee; Chair of
Nominating and Governance
Committee and Audit
Committee Member —
The Merger Fund
(2013–Present),
The Merger Fund VL
(2013-Present),
WCM Alternatives:
Event-Driven Fund
(2013–Present),
and WCM Alternatives:
Credit Event Fund
(December 2017–Present)

Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005

Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	95	Director; Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair; Member of Nominating,
Mergers & Acquisitions		Investments, and Audit
(January 2003–January 2006),		Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company		(2009–2017)

David F. Connor has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.

Richard Salus has served	95	None[3]
in various capacities
at different times at
Macquarie Investment
Management.

[3]

David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q or Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Annual report

US equity mutual fund

Delaware U.S. Growth Fund

October 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware U.S. Growth Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions

•	View statements and tax forms

•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2019, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware U.S. Growth Fund	November 12, 2019 (Unaudited)

Performance preview (for the year ended October 31, 2019)
Delaware U.S. Growth Fund (Institutional Class shares)	1-year return	+14.33%
Delaware U.S. Growth Fund (Class A shares)	1-year return	+14.04%
Russell 1000® Growth Index (benchmark)	1-year return	+17.10%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware U.S. Growth Fund, please see the table on page 4.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Jackson Square Partners, LLC (JSP), a US registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, JSP is responsible for day-to-day management of the Fund’s assets. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), has ultimate responsibility for all investment advisory services.

Market review

Equity markets generally made strong gains during the fiscal year ended Oct. 31, 2019. Markets in the United States rose 14.33%, as measured by the S&P 500® Index. International markets gained 11.04% (net) and emerging markets gained 11.86% (net), as measured by the MSCI EAFE (Europe, Australasia, Far East) Index and the MSCI Emerging Markets Index, respectively.

In December 2018, the US economy began to wane, the result in part of a disagreement between President Trump and members of Congress about the $5.7 billion federal operations budget. Approximately 800,000 federal employees were furloughed or worked without pay during the 35-day federal shutdown, the longest in US history.

The domestic economy started to bounce back in early 2019, when it appeared that US-China trade negotiations might forestall further tariff increases. Diplomacy between the two countries broke down, however, and in May, the US increased

The markets’ generally positive bias, albeit with bouts of caution, enhances our desire as “intrinsic value” investors to be somewhat contrarian by leaning into lower-duration growth stocks and reallocating to newer ideas and holdings that we believe have more idiosyncratic fundamental drivers and/or trade at a bigger discount to intrinsic business value.

1

Portfolio management review

Delaware U.S. Growth Fund

the tax import rate from 10% to 25% on $200 billion worth of Chinese imports. China responded with its own tariff hikes, and during the next several months, each nation continued to increase its tax bill in response to the other. At the same time, positive economic events at home –including solid employment numbers, an increase in manufacturing, and the first hints of a dovish tilt from the Federal Reserve – helped buoy investor sentiment.

In May 2019, the US economy started to slow. A combination of low inflation, weaker economic data, and continued trade concerns forged a path for the Fed to reduce interest rates in July for the first time in 11 years. The Fed cut rates again in September, and then once more in October. Just one year earlier, the Fed had been on a steady march to raise rates; the cuts signaled a reversal of strategy.

Euro-zone countries faced similar concerns. The European Central Bank (ECB) hinted at quantitative easing, which it later initiated in September. Germany, struggling with political uncertainties, teetered on the brink of a recession. In the United Kingdom, new Prime Minister Boris Johnson had yet to negotiate an agreeable strategy for withdrawing from the European Union.

Toward the end of the Fund’s fiscal year, news that the US and China had hammered out the first phase of a trade agreement seemed to pacify US investors. Still, manufacturing gains tapered, consumer confidence fell, and the pace of job growth began to slow. On the brighter side, corporate earnings per share (EPS) continued to grow and the S&P 500 Index posted positive gains.

Source: Bloomberg.

Within the Fund

For the fiscal year ended Oct. 31, 2019, Delaware U.S. Growth Fund Institutional Class shares gained 14.33%. The Fund’s Class A shares advanced 14.04% at net asset value (NAV) and 7.48% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Russell 1000 Growth Index, gained 17.10%. For complete, annualized performance of Delaware U.S. Growth Fund, please see the table on page 4.

Strong relative performance in the information technology sector was unable to overcome weak relative performance in communication services. On a stock-specific level, the following were the most significant detractors and contributors during the 12-month period.

TripAdvisor Inc., a travel website providing travel advice and planning features, detracted from the Fund’s performance during the fiscal year. The company’s hotel segment has struggled against competitive headwinds, including increased challenges from Google’s search business. That said, we believe TripAdvisor’s commitment to an increased focus on its experiences and dining products – a growing business line that enhances the company’s overall profitability – is the right strategic move. We continue to monitor the fundamentals closely.

Take-Two Interactive Software Inc., a publisher and distributor of video games, was a detractor from the Fund’s performance. The stock had a drawdown earlier in 2019 caused primarily by its correlation to poor results from peers. A related issue is skeptics’ lingering perception that Fortnite and the “free-to-play” gaming concept are impairing industry fundamentals via deflation and reduced barriers to entry, a view we continue to dispute. Long term, we continue to believe Take-Two is in the early stages of its journey towards increased scale, profitability, and diversification, all of which has been underappreciated by the market, in our view. Additionally, we believe the company’s balance sheet remains strong, with significant cash, short-term investments, and no debt.

2

Liberty Global PLC, an international telecommunications and diversified cable company, also detracted from the Fund’s performance during the fiscal period. Increased concerns about the potential for a hard Brexit has investors worried about the company’s UK business, which represents 60% of operating profits. As such, the stock has underperformed. We continue to believe that Liberty Global’s UK business has held up better operationally than sentiment suggests, and that it should ultimately benefit from its advantaged network with sustainable pricing power in a consolidating industry.

Applied Materials Inc., the global leader in providing equipment for advanced semiconductors and flat-panel displays, contributed to the Fund’s performance during the fiscal year. The sector drifted higher on stronger foundry investment from Taiwanese semiconductor manufacturer TSMC, signs of a bottom in the NAND flash memory market (flash memory is a type of nonvolatile storage technology that does not require power to retain data). Additionally, management provided positive commentary on market share-gains in 2020. We remain confident that Applied Materials is undervalued by the market and is attractively positioned in a consolidating sector with high barriers to entry.

Charter Communications Inc., a cable telecommunications company, contributed to the Fund’s performance during the fiscal year. The company continues to report strong earnings driven by broadband-subscriber additions that are well above consensus. Charter Communications generated margin expansion of earnings before interest, taxes, depreciation, and amortization (EBITDA), driven by the economically accretive mix shift towards broadband and declines in capital intensity. We believe these trends support our thesis and should continue to do so for the foreseeable future. The stock remains undervalued versus our intrinsic business value estimate even with strong year-to-date stock performance. Overall, we like the company’s cable business given the structurally high barriers to entry, limited competition in broadband, inherent long-term pricing power, and the fact that it directly benefits from the durable and inexorable secular trends underlying consumer high-speed data consumption.

Microsoft Corp., a multinational technology company, was also a contributor to performance during the fiscal period. Microsoft has continued to report double-digit growth in Azure, its enterprise cloud computing offering. We believe the conversion of clients to Office 365 subscriptions from packaged software and increased integration of LinkedIn to corporate customers have helped to strengthen its competitive position in the enterprise business. Our thesis of Microsoft’s becoming one of just a few key competitors in the cloud-computing space and consequently transitioning to more consistent, stable revenue streams is intact, and the stock remains a significant holding in the Fund’s portfolio.

The markets’ generally positive bias, albeit with bouts of caution, enhances our desire as “intrinsic value” investors to be somewhat contrarian by leaning into lower-duration growth stocks and reallocating to newer ideas and holdings that we believe have more idiosyncratic fundamental drivers and/or trade at a bigger discount to intrinsic business value.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

3

Performance summary
Delaware U.S. Growth Fund	October 31, 2019 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2019
	1 year	5 year	10 year	Lifetime
Class A (Est. Dec. 3, 1993)
Excluding sales charge	+14.04%	+8.97%	+13.51%	+7.98%
Including sales charge	+7.48%	+7.69%	+12.84%	+7.74%
Class C (Est. May 23, 1994)
Excluding sales charge	+13.22%	+8.17%	+12.67%	+7.55%
Including sales charge	+12.36%	+8.17%	+12.67%	+7.55%
Class R (Est. June 2, 2003)
Excluding sales charge	+13.78%	+8.71%	+13.23%	+8.38%
Including sales charge	+13.78%	+8.71%	+13.23%	+8.38%
Institutional Class (Est. Feb. 3, 1994)
Excluding sales charge	+14.33%	+9.25%	+13.80%	+8.12%
Including sales charge	+14.33%	+9.25%	+13.80%	+8.12%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+14.60%	—	—	+13.51%
Including sales charge	+14.60%	—	—	+13.51%
Russell 1000 Growth Index	+17.10%	+13.43%	+15.41%	+9.64%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred

4

sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no distribution and service fee.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed 0.84% of the Fund’s average daily net assets of Class A, Class C, Class R, and Institutional Class shares and 0.62% of the Fund’s average daily net assets of Class R6 shares through Oct. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.12%	1.87%	1.37%	0.87%	0.65%
Net expenses (including fee waivers, if any)	1.09%	1.84%	1.34%	0.84%	0.62%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Feb. 28, 2019 through Feb. 28, 2020.

5

Performance summary

Delaware U.S. Growth Fund

Performance of a $10,000 Investment1

Average annual total returns from Oct. 31, 2009 through Oct. 31, 2019

For the period beginning Oct. 31, 2009 through Oct. 31, 2019	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$41,937

Delaware U.S. Growth Fund — Institutional Class shares	$10,000	$36,410

Delaware U.S. Growth Fund — Class A shares	$9,425	$33,473

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Oct. 31, 2009, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of Oct. 31, 2009. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell

1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 1, represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

6

The MSCI Emerging Markets Index, mentioned on page 1, represents large- and mid-cap stocks across emerging market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DUGAX	245917505
Class C	DEUCX	245917703
Class R	DEURX	245917711
Institutional Class	DEUIX	245917802
Class R6	DUZRX	245917596

7

Disclosure of Fund expenses

For the six-month period from May 1, 2019 to October 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2019 to Oct. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

8

Delaware U.S. Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Annualized Expense Ratio	Expenses Paid During Period 5/1/19 to 10/31/19*
Actual Fund return†
Class A	$1,000.00	$1,027.90	1.09%	$5.57
Class C	1,000.00	1,024.40	1.84%	9.39
Class R	1,000.00	1,026.50	1.34%	6.84
Institutional Class	1,000.00	1,029.10	0.84%	4.30
Class R6	1,000.00	1,030.20	0.61%	3.12
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.71	1.09%	$5.55
Class C	1,000.00	1,015.93	1.84%	9.35
Class R	1,000.00	1,018.45	1.34%	6.82
Institutional Class	1,000.00	1,020.97	0.84%	4.28
Class R6	1,000.00	1,022.13	0.61%	3.11

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

9

Security type / sector allocation and top 10 equity holdings
Delaware U.S. Growth Fund	As of October 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	99.65%
Communication Services	17.90%
Consumer Discretionary	13.70%
Consumer Staples	4.66%
Financials	10.41%
Healthcare	15.17%
Materials	5.46%
Real Estate	1.83%
Technology	30.52%
Short-Term Investments	1.01%
Total Value of Securities	100.66%
Liabilities Net of Receivables and Other Assets	(0.66%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and statement of additional information, the Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940). The Technology sector consisted of commercial services, diversified financial services, semiconductors, software, and telecommunications. As of Oct. 31, 2019 such amounts, as a percentage of total net assets, were 3.19%, 7.70%, 2.64%, 14.42%, and 2.57%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	10.05%
Ball	5.46%
IQVIA Holdings	5.44%
Charter Communications Class A	4.95%
Dollar Tree	4.81%
KKR & Co. Class A	4.78%
Constellation Brands Class A	4.66%
Hasbro	4.21%
UnitedHealth Group	4.02%
Mastercard Class A	3.95%

10

Schedule of investments
Delaware U.S. Growth Fund	October 31, 2019

	Number of shares	Value (US $)
Common Stock – 99.65%²
Communication Services – 17.90%
Alphabet Class A †	68,266	$85,933,241
Alphabet Class C †	3,449	4,346,119
Charter Communications Class A †	253,308	118,512,681
Liberty Global Class A †	311,580	7,836,237
Liberty Global Class C †	3,168,813	75,639,566
Netflix †	226,782	65,179,415
Take-Two Interactive Software †	594,404	71,536,521

		428,983,780

Consumer Discretionary – 13.70%
Dollar Tree †	1,043,078	115,155,811
Domino’s Pizza	278,419	75,624,169
Hasbro	1,036,096	100,822,502
TripAdvisor †	909,232	36,732,973

		328,335,455

Consumer Staples – 4.66%
Constellation Brands Class A	587,316	111,783,854

		111,783,854

Financials – 10.41%
Charles Schwab	1,788,838	72,823,595
CME Group	301,986	62,133,620
KKR & Co. Class A	3,973,261	114,549,115

		249,506,330

Healthcare – 15.17%
Biogen †	173,122	51,713,273
Illumina †	288,208	85,171,228
IQVIA Holdings †	903,244	130,446,498
UnitedHealth Group	381,085	96,300,180

		363,631,179

Materials – 5.46%
Ball	1,868,857	130,763,924

		130,763,924

Real Estate – 1.83%
Crown Castle International	315,658	43,810,174

		43,810,174

Technology – 30.52%
Applied Materials	1,163,718	63,143,339
Arista Networks †	251,986	61,628,216
Autodesk †	452,078	66,618,214
Mastercard Class A	342,301	94,752,340
Microsoft	1,680,686	240,959,951

11

Schedule of investments

Delaware U.S. Growth Fund

	Number of shares	Value (US $)
Common Stock² (continued)
Technology (continued)
PayPal Holdings †	735,257	$76,540,254
ServiceNow †	153,555	37,968,009
Visa Class A	502,405	89,860,158

		731,470,481

Total Common Stock (cost $1,902,329,373)		2,388,285,177

Short-Term Investments – 1.01%
Money Market Mutual Funds – 1.01%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.72%)	4,828,286	4,828,286
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.72%)	4,828,286	4,828,287
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.71%)	4,828,286	4,828,286
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.72%)	4,828,286	4,828,286
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.67%)	4,828,286	4,828,286

Total Short-Term Investments (cost $24,141,431)		24,141,431

Total Value of Securities – 100.66% (cost $1,926,470,804)		$2,412,426,608

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

†	Non-income producing security.

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

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Statement of assets and liabilities
Delaware U.S. Growth Fund	October 31, 2019

Assets:
Investments, at value[1]	$2,412,426,608
Receivable for fund shares sold	1,838,564
Foreign tax reclaims receivable	319,313
Dividends receivable	235,244

Total assets	2,414,819,729

Liabilities:
Payable for securities purchased	13,201,259
Payable for fund shares redeemed	2,241,750
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	1,437,921
Investment management fees payable to affiliates	1,096,798
Other accrued expenses	230,637
Distribution fees payable to affiliates	58,852
Dividend disbursing and transfer agent fees and expenses payable to affiliates	17,974
Trustees’ fees and expenses payable to affiliates	7,407
Accounting and administration expenses payable to affiliates	7,118
Audit and tax fees payable	4,750
Legal fees payable to affiliates	3,553
Reports and statements to shareholders expenses payable to affiliates	2,439

Total liabilities	18,310,458

Total Net Assets	$2,396,509,271

Net Assets Consist of:
Paid-in capital	$1,686,452,732
Total distributable earnings (loss)	710,056,539

Total Net Assets	$2,396,509,271

14

Net Asset Value
Class A:
Net assets	$116,985,885
Shares of beneficial interest outstanding, unlimited authorization, no par	5,280,472
Net asset value per share	$22.15
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$23.50

Class C:
Net assets	$35,599,122
Shares of beneficial interest outstanding, unlimited authorization, no par	1,968,185
Net asset value per share	$18.09

Class R:
Net assets	$9,381,550
Shares of beneficial interest outstanding, unlimited authorization, no par	449,391
Net asset value per share	$20.88

Institutional Class:
Net assets	$2,231,134,321
Shares of beneficial interest outstanding, unlimited authorization, no par	90,043,418
Net asset value per share	$24.78

Class R6:
Net assets	$3,408,393
Shares of beneficial interest outstanding, unlimited authorization, no par	136,834
Net asset value per share	$24.91
[1]Investments, at cost	$1,926,470,804

See accompanying notes, which are an integral part of the financial statements.

15

Statement of operations
Delaware U.S. Growth Fund	Year ended October 31, 2019

Investment Income:
Dividends	$19,650,226
Interest	387,994

20,038,220

Expenses:
Management fees	14,007,848
Distribution expenses — Class A	288,461
Distribution expenses — Class C	400,058
Distribution expenses — Class R	52,971
Dividend disbursing and transfer agent fees and expenses	6,282,106
Accounting and administration expenses	466,921
Reports and statements to shareholders expenses	338,697
Trustees’ fees and expenses	146,486
Registration fees	125,508
Legal fees	120,496
Custodian fees	79,004
Audit and tax fees	36,453
Other	87,842

22,432,851
Less expenses waived	(962,063)
Less expenses paid indirectly	(6,712)

Total operating expenses	21,464,076

Net Investment Loss	(1,425,856)

Net Realized and Unrealized Gain:
Net realized gain on investments	253,425,227
Net change in unrealized appreciation (depreciation) of investments	64,481,697

Net Realized and Unrealized Gain	317,906,924

Net Increase in Net Assets Resulting from Operations	$316,481,068

See accompanying notes, which are an integral part of the financial statements.

16

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Statements of changes in net assets

Delaware U.S. Growth Fund

	Year ended
	10/31/19	10/31/18

Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,425,856)	$(2,543,384)
Net realized gain	253,425,227	414,846,088
Net change in unrealized appreciation (depreciation)	64,481,697	(248,736,477)

Net increase in net assets resulting from operations	316,481,068	163,566,227

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(22,103,445)	(17,001,490)
Class C	(9,202,271)	(8,467,815)
Class R	(2,359,022)	(2,113,241)
Institutional Class	(378,745,021)	(308,800,151)
Class R6	(396,421)	(229,320)

	(412,806,180)	(336,612,017)

Capital Share Transactions:
Proceeds from shares sold:
Class A	18,693,850	19,710,424
Class C	3,989,204	3,681,004
Class R	1,249,403	2,915,624
Institutional Class	360,626,895	535,642,610
Class R6	995,744	837,382

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	21,757,061	16,748,732
Class C	9,094,712	8,314,280
Class R	2,359,015	2,111,675
Institutional Class	375,520,072	306,144,354
Class R6	396,421	229,319

	794,682,377	896,335,404

18

	Year ended
	10/31/19	10/31/18

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(38,220,973)	$(53,094,451)
Class C	(18,725,232)	(25,402,498)
Class R	(6,129,926)	(8,203,876)
Institutional Class	(923,991,101)	(962,904,147)
Class R6	(372,631)	(636,773)

	(987,439,863)	(1,050,241,745)

Decrease in net assets derived from capital share transactions	(192,757,486)	(153,906,341)

Net Decrease in Net Assets	(289,082,598)	(326,952,131)

Net Assets:
Beginning of year	$2,685,591,869	$3,012,544,000

End of year	$2,396,509,271	$2,685,591,869

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights

Delaware U.S. Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during some of the periods shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

Year ended

10/31/19	10/31/18	10/31/17	10/31/16	10/31/15

$24.41	$26.37	$22.99	$26.84	$25.66

(0.06)	(0.08)	(0.07)	(0.01)	0.07
2.25	1.29	5.10	(0.81)	1.87

2.19	1.21	5.03	(0.82)	1.94

—	—	—	(0.08)	(0.06)
(4.45)	(3.17)	(1.65)	(2.95)	(0.70)

(4.45)	(3.17)	(1.65)	(3.03)	(0.76)

$22.15	$24.41	$26.37	$22.99	$26.84

14.04%	4.89%	23.66%	(3.48%)	7.63%

$116,986	$122,621	$148,867	$200,191	$412,893
1.11%	1.12%	1.06%	1.05%	1.05%

1.15%	1.12%	1.06%	1.05%	1.05%
(0.28% )	(0.31% )	(0.31% )	(0.06% )	0.26%

(0.32% )	(0.31% )	(0.31% )	(0.06% )	0.26%
35%	39%	43%	22%	40%

21

Financial highlights

Delaware U.S. Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during some of the periods shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended
10/31/19	10/31/18	10/31/17	10/31/16	10/31/15

$20.97	$23.25	$20.60	$24.46	$23.56

(0.18)	(0.23)	(0.22)	(0.17)	(0.12)
1.75	1.12	4.52	(0.74)	1.72

1.57	0.89	4.30	(0.91)	1.60

(4.45)	(3.17)	(1.65)	(2.95)	(0.70)

(4.45)	(3.17)	(1.65)	(2.95)	(0.70)

$18.09	$20.97	$23.25	$20.60	$24.46

13.22%	4.08%	22.80%	(4.24% )	6.86%

$35,599	$45,629	$64,233	$80,537	$106,775
1.86%	1.87%	1.81%	1.80%	1.80%

1.90%	1.87%	1.81%	1.80%	1.80%
(1.03% )	(1.06% )	(1.06% )	(0.81% )	(0.49% )

(1.07% )	(1.06% )	(1.06% )	(0.81% )	(0.49% )
35%	39%	43%	22%	40%

23

Financial highlights

Delaware U.S. Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	The amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during some of the periods shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended
10/31/19	10/31/18	10/31/17	10/31/16	10/31/15

$23.34	$25.41	$22.26	$26.08	$24.96

(0.11)	(0.13)	(0.13)	(0.07)	— [2]
2.10	1.23	4.93	(0.79)	1.82

1.99	1.10	4.80	(0.86)	1.82

—	—	—	(0.01)	—
(4.45)	(3.17)	(1.65)	(2.95)	(0.70)

(4.45)	(3.17)	(1.65)	(2.96)	(0.70)

$20.88	$23.34	$25.41	$22.26	$26.08

13.78%	4.62%	23.39%	(3.72% )	7.36%

$9,382	$12,904	$17,200	$21,358	$27,920
1.36%	1.37%	1.31%	1.30%	1.30%

1.40%	1.37%	1.31%	1.30%	1.30%
(0.53% )	(0.56% )	(0.56% )	(0.31% )	0.01%

(0.57% )	(0.56% )	(0.56% )	(0.31% )	0.01%
35%	39%	43%	22%	40%

25

Financial highlights

Delaware U.S. Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended
10/31/19	10/31/18	10/31/17	10/31/16	10/31/15

$26.66	$28.46	$24.66	$28.57	$27.26

(0.01)	(0.01)	(0.02)	0.05	0.14
2.58	1.39	5.51	(0.87)	1.99

2.57	1.38	5.49	(0.82)	2.13

—	(0.01)	(0.04)	(0.14)	(0.12)
(4.45)	(3.17)	(1.65)	(2.95)	(0.70)

(4.45)	(3.18)	(1.69)	(3.09)	(0.82)

$24.78	$26.66	$28.46	$24.66	$28.57

14.33%	5.15%	24.00%	(3.24% )	7.90%

$2,231,134	$2,502,062	$2,780,191	$2,536,591	$3,253,926
0.86%	0.87%	0.81%	0.80%	0.80%

0.90%	0.87%	0.81%	0.80%	0.80%
(0.03% )	(0.06% )	(0.06% )	0.19%	0.51%

(0.07% )	(0.06% )	(0.06% )	0.19%	0.51%
35%	39%	43%	22%	40%

27

Financial highlights

Delaware U.S. Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year ended Oct. 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

28

			5/2/16[1]
Year ended			to
10/31/19	10/31/18	10/31/17	10/31/16

$26.72	$28.50	$24.68	$23.75

0.05	0.05	0.02	0.04
2.59	1.38	5.52	0.89

2.64	1.43	5.54	0.93

—	(0.04)	(0.07)	—
(4.45)	(3.17)	(1.65)	—

(4.45)	(3.21)	(1.72)	—

$24.91	$26.72	$28.50	$24.68

14.60%	5.36%	24.19%	3.92%

$3,408	$2,376	$2,053	$2
0.63%	0.65%	0.67%	0.66%

0.67%	0.65%	0.67%	0.66%
0.20%	0.16%	0.08%	0.34%

0.16%	0.16%	0.08%	0.34%
35%	39%	43%	22%	[4]

29

Notes to financial statements
Delaware U.S. Growth Fund	October 31, 2019

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, and Delaware U.S. Growth Fund. These financial statements and the related notes pertain to Delaware U.S. Growth Fund (Fund). The Fund is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

The investment objective of the Fund is to seek long-term capital appreciation by investing in equity securities of companies believed to have the potential for sustainable free cash flow growth.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investments in repurchase agreement are generally valued at par, which approximates fair value each business day. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-

30

likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended Oct. 31, 2019 and for all open tax years (years ended Oct. 31, 2016-Oct. 31, 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended Oct. 31, 2019, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Oct. 31, 2019, the Fund held no investments in repurchase agreements.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute

31

Notes to financial statements

Delaware U.S. Growth Fund

1. Significant Accounting Policies (continued)

more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Oct. 31, 2019, the Fund earned $5,943 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Oct. 31, 2019, the Fund earned $769 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Effective May 30, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Effective Feb. 28, 2019, DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to limit annual operating expenses (excluding any distribution and service (12b-1) fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed 0.84% of the Fund’s average daily net assets of Class A, Class C, Class R, and Institutional Class shares and 0.62% of the Fund’s average daily net assets of Class R6 shares through Oct. 31, 2019.* For purposes of those waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Board and DMC. These waivers and reimbursements apply only to expenses paid directly by the Fund and may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

32

Jackson Square Partners, LLC (JSP), a related party of DMC, furnishes investment sub-advisory services to the Fund. For these services, DMC, not the Fund, pays JSP fees based on the aggregate average daily net assets of the Fund at the following annual rate: 0.39% of the first $500 million; 0.36% of the next $500 million; 0.33% of the next $1.5 billion; and 0.30% of aggregate average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Oct. 31, 2019, the Fund was charged $94,455 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2019, the Fund was charged $237,021 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2019, the Fund was charged $66,242 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2019, DDLP earned $22,122 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2019, DDLP received gross CDSC commissions of $13,640

33

Notes to financial statements

Delaware U.S. Growth Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

and $656 on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from Feb. 28, 2019 through Feb. 28, 2020.

3. Investments

For the year ended Oct. 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$838,024,183
Sales	1,392,626,458

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Oct. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,941,993,866

Aggregate unrealized appreciation of investments	$525,842,205
Aggregate unrealized depreciation of investments	(55,409,463)

Net unrealized appreciation of investments	$470,432,742

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability

34

of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2019:

Level 1

Securities

Assets:

Common Stock	$2,388,285,177
Short-Term Investments	24,141,431

Total Value of Securities	$2,412,426,608

During the year ended Oct. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Oct. 31, 2019, there were no Level 3 investments.

35

Notes to financial statements

Delaware U.S. Growth Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2019 and 2018 was as follows:

	Year ended
	10/31/19	10/31/18
Ordinary income	$24,678,317	$15,424,552
Long-term capital gain	388,127,863	321,187,465

Total	$412,806,180	$336,612,017

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,686,452,732
Undistributed long-term capital gains	239,623,797
Unrealized appreciation of investments	470,432,742

Net assets	$2,396,509,271

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to gain (loss) on foreign currency transactions, redesignation of dividends and distributions, and net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2019, the Fund recorded the following reclassifications:

Distributable earnings	$13,290
Paid-in capital	(13,290)

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6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/19	10/31/18
Shares sold:
Class A	884,948	774,742
Class C	232,613	169,160
Class R	60,517	120,758
Institutional Class	15,145,860	19,386,545
Class R6	44,151	31,361

Shares issued upon reinvestment of dividends and distributions:
Class A	1,256,184	704,320
Class C	639,122	404,408
Class R	144,194	92,699
Institutional Class	19,426,801	11,815,683
Class R6	20,434	8,844

	37,854,824	33,508,520

Shares redeemed:
Class A	(1,883,363)	(2,100,752)
Class C	(1,079,175)	(1,160,789)
Class R	(308,187)	(337,554)
Institutional Class	(38,385,729)	(35,037,870)
Class R6	(16,662)	(23,328)

	(41,673,116)	(38,660,293)

Net decrease	(3,818,292)	(5,151,773)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended Oct. 31, 2019 and 2018, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions

Year ended	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value

10/31/19	4,282	12,234	—	9,383	4,437	—	$ 297,638
10/31/18	4,809	91,565	614	68,907	13,612	613	2,171,576

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Notes to financial statements

Delaware U.S. Growth Fund

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Fund had no amounts outstanding as of Oct. 31, 2019, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day, to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of

38

supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Oct. 31, 2019, the Fund had no securities out on loan.

9. Credit and Market Risk

The Fund invested in growth stocks (such as those in the technology sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on

39

Notes to financial statements

Delaware U.S. Growth Fund

9. Credit and Market Risk (continued)

investments in illiquid securities. As of Oct. 31, 2019, there were no Rule 144A securities held by the Fund. Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

On Nov. 4, 2019, the Fund, along with the other Participants, entered into an amendment to the agreement for a $250,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on Nov. 2, 2020.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2019, that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds and Shareholders of Delaware U.S. Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware U.S. Growth Fund (one of the series constituting Delaware Group® Adviser Funds referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Fund information (Unaudited)

Delaware U.S. Growth Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2019, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	94.02%
(B) Ordinary Income Distributions (Tax Basis)	5.98%
Total Distributions.	100.00%
(C) Qualified Dividends[1]	73.39%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

* For the fiscal year ended Oct. 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 73.39%. Complete information will be compiled and reported in conjunction with your 2019 Form 1099-DIV.

1 Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware U.S. Growth Fund

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware U.S. Growth Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Jackson Square Partners, LLC (“JSP”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), and Macquarie Investment Management Global Limited (“MIMGL”) included materials provided by DMC and its affiliates n(collectively, “Macquarie Investment Management”), JSP, MFMHK, and MIMGL, concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports

42

with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by JSP to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of JSP personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and

43

Other Fund information (Unaudited)

Delaware U.S. Growth Fund

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware U.S. Growth Fund (continued)

restrictions for the Fund; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

Nature, extent, and quality of services. The Board considered the services provided by MFMHK to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of MFMHK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MFMHK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MFMHK.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2019. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the second quartile of its Performance Universe. The Board noted that the Fund’s performance was not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing

44

comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by JSP in relation to the services being provided to the Fund and in relation to JSP’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Management profitability. Trustees were also given available information on profits being realized by MIMGL in relation to the services being provided to the Fund and in relation to MIMGL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out

45

Other Fund information (Unaudited)

Delaware U.S. Growth Fund

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware U.S. Growth Fund (continued)

benefits derived or to be derived by MIMGL in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Management profitability. Trustees were also given available information on profits being realized by MFMHK in relation to the services being provided to the Fund and in relation to MFMHK’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MFMHK in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2019, the Fund’s assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

46

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Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	President and
2005 Market Street	Chief Executive Officer,	Chief Executive Officer
Philadelphia, PA 19103	and Trustee	since August 2015
February 1970
Trustee since
September 2015
Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015

Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

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for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie Investment Management[2] (June 2015–Present)	95	Trustee — UBS Relationship Funds, SMA Relationship
		Trust, and UBS Funds
Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)		(May 2010–April 2015)

Private Investor (March 2004–Present)	95	None

Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None

Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager,	95	Director — Banco Santander International (October 2016–Present)
New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.		Director — Santander Bank, N.A. (December 2016–Present)

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

49

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served

Independent Trustees (continued)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005

50

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

President — Drexel University (August 2010–Present)	95	Director; Compensation Committee and Governance Committee Member — Community
President — Franklin & Marshall College (July 2002–June 2010)		Health Systems (May 2004–present)
		Director — Drexel Morgan & Co. (2015–present)

		Director and Audit Committee Member — vTv Therapeutics Inc. (2017–present)

		Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–present)

Private Investor (2004–Present)	95	None

51

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served

Independent Trustees (continued)
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013

52

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor (January 2017–Present)	95	Trust Manager and Audit Committee Chair — Camden
Chief Executive Officer — Banco Itaú International		Property Trust (August 2011–Present)
(April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration		Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–Present)

President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)

Vice Chairman (2010–April 2013) — PNC Financial Services Group	95	Director — HSBC North America Holdings Inc. (December 2013–Present)
		Director — HSBC USA Inc. (July 2014–Present)

		Director — HSBC Bank USA, National Association (July 2014–March 2017)

		Director — HSBC Finance Corporation (December 2013–April 2018)

53

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

54

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Chief Executive Officer	95	Director; Finance Committee
and President —		and Audit Committee
Gore Creek		Member — H&R
Capital, Ltd.		Block Corporation
(August 2009–Present)		(July 2008–Present)

Director; Chair of Investments
Committee and Audit
Committee Member —
Grange Insurance
(2013–Present)

Trustee; Chair of
Nominating and Governance
Committee and Audit
Committee Member —
The Merger Fund
(2013–Present),
The Merger Fund VL
(2013-Present),
WCM Alternatives:
Event-Driven Fund
(2013–Present),
and WCM Alternatives:
Credit Event Fund
(December 2017–Present)

Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

55

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948
Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005

Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

56

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer	95	Director; Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair; Member of Nominating,
Mergers & Acquisitions		Investments, and Audit
(January 2003–January 2006),		Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company		(2009–2017)

David F. Connor has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.

Richard Salus has served	95	None[3]
in various capacities
at different times at
Macquarie Investment
Management.

[3]

David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

57

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	Lucinda S. Landreth	Thomas K. Whitford

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q or Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

58

Annual report

Alternative / specialty mutual fund

Delaware Global Real Estate Opportunities Fund

October 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Global Real Estate Opportunities Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions

•	View statements and tax forms

•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2019, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Global Real Estate Opportunities Fund	November 12, 2019 (Unaudited)

Performance preview (for the year ended October 31, 2019)
Delaware Global Real Estate Opportunities Fund (Institutional Class shares)	1-year return	+18.50%
Delaware Global Real Estate Opportunities Fund (Class A shares)	1-year return	+18.18%
FTSE EPRA Nareit Developed Index NR (new benchmark)*	1-year return	+20.29%
FTSE EPRA Nareit Developed Index TR (previous benchmark)	1-year return	+21.45%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Global Real Estate Opportunities Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions. Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

* The Fund’s new benchmark, the “NR” or “net return” version of the FTSE EPRA Nareit Developed Index, reflects withholding taxes on foreign dividends, with no deduction for fees, expenses, or other taxes, while the Fund’s previous benchmark, the “TR” or “total return” version of the FTSE EPRA Nareit Developed Index, reflects no deduction for fees, expenses, or other taxes. The Fund’s portfolio managers believe that the NR version of the FTSE EPRA Nareit Developed Index is a more accurate benchmark for the Fund’s investments.

Market review

Global real estate securities, as measured by the FTSE EPRA Nareit Developed Index NR (net return), advanced 20.29% for the Fund’s fiscal year ended Oct. 31, 2019.

The fiscal year got off to a rocky start, as most global assets experienced sharp price declines in December 2018, reflecting investors’ worries about additional interest rate increases from the US Federal Reserve, even as data suggested weakening global economic growth. Other concerns included a strengthening US dollar, growing trade conflicts, the impact of Brexit, and a greater-than-expected slowdown in China.

By the first quarter of 2019, however, conditions for investors turned sharply positive and generally remained that way for the rest of the fiscal year. Global financial markets continued to march

During the Fund’s fiscal year:

• Global real estate stocks benefited from accommodative central-bank monetary policies, as their relatively high yields became more attractive as interest rates fell.

• The Fund was overweight in the healthcare and industrial sectors.

• The Fund was underweight in the lodging and retail sectors, including mall owners.

1

Portfolio management review

Delaware Global Real Estate Opportunities Fund

ahead, as central banks around the world – including the Fed, which gradually shifted from a policy of raising interest rates to one of cutting them – signaled their intent to provide monetary support for their respective economies. This shift took place against a backdrop of consistent US economic growth with few signs of inflation.

Global real estate stocks benefited in this environment, as their relatively high yields made them increasingly desirable to investors as interest rates fell.

Within the Fund

For the fiscal year ended Oct. 31, 2019, Delaware Global Real Estate Opportunities Fund underperformed its benchmark, the FTSE EPRA Nareit Developed Index NR. The Fund’s Institutional Class shares gained 18.50%. The Fund’s Class A shares advanced 18.18% at net asset value and 11.45% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark gained 20.29%. Complete annualized performance for Delaware Global Real Estate Opportunities Fund is shown in the table on page 4.

Contributors and detractors

Compared against the FTSE EPRA Nareit Developed Index, the Fund’s country allocation was a notable challenge for performance, especially the Fund’s relative overweighting in Hong Kong. This market underperformed, largely due to investors’ concerns about the near-term effect of ongoing political protests.

The Fund’s underweight to the strong-performing Japanese market also detracted from performance. Our more-limited exposure reflected our view that valuations there had become expensive. A modest cash position also weighed on relative performance in a sharply positive market.

Meanwhile, the Fund benefited from favorable security selection, led by strong performers in the United States, the United Kingdom, and Singapore. Security selection in Germany and Japan detracted from Fund performance. In individual terms, the Fund’s leading detractor was a large out-of-index position in Brookdale Senior Living Inc., a US-based operator of senior-care facilities whose shares declined more than 17%. A weak earnings report coupled with what we viewed as poor operational execution and capital-allocation decisions weighed on the stock. Despite these challenges, we remain enthusiastic about Brookdale Senior Living’s longer-term upside potential, given improving fundamentals in the senior-housing industry and an opportunity for new management to unlock as-yet-unrealized value for shareholders.

Deutsche Wohnen SE was another large relative detractor. Shares of this owner of German residential property declined more than 15% due to local lawmakers’ surprise decision to freeze apartment-rent growth in Berlin for five years. This had a dire impact on the financial position of German residential landlords, including Deutsche Wohnen, whose growth expectations shrank virtually overnight, according to company reports. Although significant legal uncertainties about the policy change remain, this action seems likely to be implemented amid court battles that could take several years. We ultimately cut the Fund’s Deutsche Wohnen stake roughly in half, reflecting the company’s reduced cash-flow expectations in the coming years.

Sun Hung Kai Properties Ltd., a large Hong Kong housing developer and owner of investment property, was another detractor. We added this stock to the Fund’s portfolio in January. As the fiscal year progressed, the company’s shares struggled in response to Hong Kong’s political protests.

On the positive side, security selection in the US helped relative performance. Manufactured-housing real estate investment trusts (REITs)

2

Sun Communities Inc. and Equity LifeStyle Properties Inc. were notable contributors to Fund performance, returning more than 65% and 50%, respectively. Both companies benefited from strong underlying business models, low capital-spending requirements, favorable demographics, and the sustainability of cash flows. They also appeared to benefit from investors’ willingness to pay a premium for the companies’ steady cash-flow growth in a generally low-growth environment.

US industrial-property owner Rexford Industrial Realty Inc. also contributed to Fund performance. Rexford and other industrial REITs have been a prime beneficiary of the global shift toward online shopping as an alternative to brick-and-mortar retail. Rexford Industrial Realty further benefited from low vacancies and high rents in Southern California, where the company’s properties are concentrated.

Elsewhere, the Fund benefited from a position in Mapletree Commercial Trust, which rose 55%. Mapletree owns office and retail assets in Singapore, a market that has continued to benefit from limited supply and steady demand.

The Fund utilized foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

Continuing to seek growth

Our management strategy remained consistent, as it does regardless of the underlying economic or market conditions in which we operate. We prioritize those areas of the REIT market that we believe have the potential to benefit from a strong fundamental backdrop for commercial real estate, and that offer what we see as attractively valued securities available for investment. We also regularly emphasize companies with good balance sheets, favorable management execution and corporate governance, and the opportunity to continue to grow their cash flow and prudently raise capital.

Throughout the fiscal year, our priority was to continue to find areas of the global real estate securities market we believed offered the potential for sustainable and accelerating growth. This focus led us to a variety of areas, such as manufactured housing REITs (including the aforementioned Equity LifeStyle Properties and Sun Communities) and owners of mobile-communication towers (such as an out-of-index stake in American Tower Corp.).

The Fund was overweight in the healthcare sector, which registered strong gains for the 12-month period. We have seen mounting evidence that the senior-housing industry could be turning a corner, as companies absorb excess supply from recent years. The Fund’s sector overweight reflects our view that senior housing offers some of the most attractive future internal growth prospects in the commercial real estate space.

The Fund also remained overweight in industrial REITs, which we believe can benefit from global trends that continue to favor the growth of ecommerce. Meanwhile, we continued to underweight the lodging and retail sectors. Lodging REITs generally remained unattractive to us because of their high asset prices and weak fundamentals. The retail sector, meanwhile, continued to struggle, as landlords sought to manage store closures and a shift toward smaller store formats. As the fiscal year progressed, we continued to underweight mall owners, although we gradually saw additional opportunity among shopping center REITs and increased the Fund’s exposure to the category.

Of final note, we maintained the Fund’s overweight in the US market, reflecting our favorable view of commercial real estate fundamentals, management-team strength, and growth opportunity there. The Fund remained underweight in Japan, as we are cautious about its difficult backdrop of poor demographics, weak growth, high debt levels, and minimal inflation.

3

Performance summary

Delaware Global Real Estate Opportunities Fund	October 31, 2019 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2019

	1 year	5 year	10 year	Lifetime

Class A (Est. Jan. 10, 2007)
Excluding sales charge	+18.18%	+5.32%	+9.24%	+3.19%
Including sales charge	+11.45%	+4.08%	+8.59%	+2.71%
Class C (Est. Sept. 28, 2012)
Excluding sales charge	+17.14%	+4.51%	—	+6.67%
Including sales charge	+16.14%	+4.51%	—	+6.67%
Class R (Est. Sept. 28, 2012)
Excluding sales charge	+17.84%*	+5.07%	—	+7.21%
Including sales charge	+17.84%*	+5.07%	—	+7.21%
Institutional Class (Est. Jan. 10, 2007)
Excluding sales charge	+18.50%	+5.60%	+9.49%	+3.43%
Including sales charge	+18.50%	+5.60%	+9.49%	+3.43%
FTSE EPRA Nareit Developed Index NR	+20.29%	+5.97%	+9.03%	+2.75%*
FTSE EPRA Nareit Developed Index TR	+21.45%	+6.93%	+9.90%	+3.56%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a

4

sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.15% of the Fund’s average daily net assets during the period from Nov. 1, 2018 to Oct. 31, 2019.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.80%	2.55%	2.05%	1.55%
(without fee waivers)
Net expenses	1.40%	2.15%	1.65%	1.15%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Feb. 28, 2018 through Feb. 28, 2020.

5

Performance summary

Delaware Global Real Estate Opportunities Fund

Performance of a $10,000 investment1

Average annual total returns from Oct. 31, 2009 through Oct. 31, 2019

For the period beginning Oct. 31, 2009 through Oct. 31, 2019	Starting value	Ending value
FTSE EPRA Nareit Developed Index TR	$10,000	$25,701
Delaware Global Real Estate Opportunities Fund — Institutional Class shares	$10,000	$24,768
FTSE EPRA Nareit Developed Index NR	$10,000	$23,730
Delaware Global Real Estate Opportunities Fund — Class A shares	$9,425	$22,791

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Oct. 31, 2009, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the FTSE EPRA Nareit Developed Index NR and the FTSE EPRA Nareit Developed Index TR as of Oct. 31, 2009. The FTSE EPRA Nareit Developed Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in US dollars. The NR “net return” index reflects withholding taxes on foreign dividends, with no deduction for fees, expenses, or other taxes. The TR “total return” index reflects no deduction for fees, expenses, or taxes.

6

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DGRPX	245917653
Class C	DLPCX	245917646
Class R	DLPRX	245917638
Institutional Class	DGROX	245917620

7

Disclosure of Fund expenses

For the six-month period from May 1, 2019 to October 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2019 to Oct. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

8

Delaware Global Real Estate Opportunities Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Annualized Expense Ratio	Expenses Paid During Period 5/1/19 to 10/31/19*
Actual Fund return†
Class A	$1,000.00	$1,089.10	1.40%	$7.37
Class C	1,000.00	1,085.10	2.15%	11.30
Class R	1,000.00	1,087.50	1.65%	8.68
Institutional Class	1,000.00	1,090.60	1.15%	6.06
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.15	1.40%	$7.12
Class C	1,000.00	1,014.37	2.15%	10.92
Class R	1,000.00	1,016.89	1.65%	8.39
Institutional Class	1,000.00	1,019.41	1.15%	5.85

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

9

Security type / country and sector allocations
Delaware Global Real Estate Opportunities Fund	As of October 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Common Stock by Country	95.97%
Australia	3.58%
Canada	2.81%
China/Hong Kong	5.17%
France	1.50%
Germany	3.92%
Japan	9.81%
Netherlands	0.84%
Singapore	2.82%
Spain	2.03%
Sweden	1.01%
United Kingdom	4.54%
United States	57.94%
Short-Term Investments	3.94%
Total Value of Securities	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%

Common stock by sector	Percentage of net assets
Diversified REITs	11.51%
Healthcare	4.84%
Healthcare REITs	9.74%
Information Technology	0.84%
Real Estate Operating Companies/Developer	5.47%
REIT Hotel	3.25%
REIT Industrial	12.09%
REIT Information Technology	0.71%
REIT Mall	1.67%
REIT Manufactured Housing	3.90%
REIT Multifamily	19.44%
REIT Office	6.50%
REIT Retail	2.04%
REIT Self-Storage	3.01%
REIT Shopping Center	4.35%
REIT Single Tenant	4.06%
REIT Specialty	2.55%
Total	95.97%

10

Schedule of investments
Delaware Global Real Estate Opportunities Fund	October 31, 2019

	Number of shares	Value (US $)

Common Stock – 95.97%Δ

Australia – 3.58%
Dexus	24,328	$200,743
Goodman Group	43,577	432,273
GPT Group-In Specie =†	1,377,200	0
Mirvac Group	202,848	448,865

		1,081,881

Canada – 2.81%
Boardwalk Real Estate Investment Trust	8,899	295,124
Granite Real Estate Investment Trust	8,130	402,580
Killam Apartment Real Estate Investment Trust	10,349	153,298

		851,002

China/Hong Kong – 5.17%
CK Asset Holdings	30,500	212,910
Link REIT	56,500	616,125
New World Development	191,000	273,973
Sun Hung Kai Properties	30,500	462,796

		1,565,804

France – 1.50%
Gecina	2,649	454,391

		454,391

Germany – 3.92%
Aroundtown	11,141	94,012
Deutsche Wohnen	6,940	260,999
LEG Immobilien	1,886	216,446
Vonovia	11,538	613,948

		1,185,405

Japan – 9.81%
Daiwa Office Investment	64	510,269
Japan Prime Realty Investment	104	499,824
Japan Rental Housing Investments	406	389,495
Kenedix Office Investment	48	376,035
Mitsubishi Estate	34,800	679,146
Mitsui Fudosan	19,900	512,472

		2,967,241

Netherlands – 0.84%
InterXion Holding †	2,877	253,809

		253,809

Singapore – 2.82%
CapitaLand	61,600	163,005
Mapletree Commercial Trust	403,201	690,550

		853,555

11

Schedule of investments

Delaware Global Real Estate Opportunities Fund

	Number of shares	Value (US $)

Common StockΔ (continued)

Spain – 2.03%
Inmobiliaria Colonial Socimi	47,587	$614,594

		614,594

Sweden – 1.01%
Fabege	20,461	305,145

		305,145

United Kingdom – 4.54%
Assura	356,508	345,428
Big Yellow Group	13,778	203,817
Grainger	75,745	251,963
UNITE Group	39,346	573,377

		1,374,585

United States – 57.94%
Alexandria Real Estate Equities	3,439	545,941
Americold Realty Trust	18,380	736,854
Apartment Investment & Management Class A	8,081	443,485
AvalonBay Communities	553	120,366
Boston Properties	720	98,784
Brookdale Senior Living †	199,214	1,464,223
Camden Property Trust	4,637	530,334
Cousins Properties	3,252	130,503
CubeSmart	9,309	295,095
Equinix	377	213,676
Equity LifeStyle Properties	4,359	304,868
Equity Residential	6,196	549,337
Essex Property Trust	1,438	470,413
Extra Space Storage	2,407	270,234
Gaming and Leisure Properties	9,210	371,716
Healthcare Trust of America Class A	11,373	352,563
Healthpeak Properties	20,346	765,417
Host Hotels & Resorts	7,472	122,466
Hudson Pacific Properties	9,487	340,773
Invitation Homes	25,100	772,829
Kimco Realty	12,132	261,566
Kite Realty Group Trust	13,716	244,419
Liberty Property Trust	5,982	353,357
Mack-Cali Realty	6,362	136,274
Prologis	16,952	1,487,708
Public Storage	630	140,402
Regency Centers	5,088	342,117
Rexford Industrial Realty	12,470	599,682
Simon Property Group	3,352	505,079

12

	Number of shares	Value (US $)

Common StockΔ (continued)

United States (continued)
SITE Centers	30,216	$469,255
Spirit Realty Capital	9,665	481,704
STORE Capital	18,434	746,577
Sun Communities	5,377	874,569
UDR	11,142	559,886
VICI Properties	20,781	489,393
Welltower	10,347	938,369

		17,530,234

Total Common Stock (cost $26,670,479)		29,037,646

Short-Term Investments – 3.94%

Money Market Mutual Funds – 3.94%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.72%)	238,419	238,419
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.72%)	238,419	238,419
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.71%)	238,418	238,418
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.72%)	238,419	238,419
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.67%)	238,419	238,419

Total Short-Term Investments (cost $1,192,094)		1,192,094

Total Value of Securities – 99.91% (cost $27,862,573)		$30,229,740

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 10 in “Security type / country and sector allocations.”

†	Non-income producing security.

13

Schedule of investments

Delaware Global Real Estate Opportunities Fund

The following foreign currency exchange contracts were outstanding at Oct. 31, 2019:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	CAD	(111,691)	USD	84,777	11/4/19	$—	$(24)
BNYM	EUR	11,945	USD	(13,281)	11/1/19	42	—
BNYM	GBP	(3,863)	USD	4,992	11/5/19	—	(13)
BNYM	HKD	512,802	USD	(65,409)	11/1/19	32	—
BNYM	JPY	3,039,795	USD	(27,889)	11/1/19	261	—

Total Foreign Currency Exchange Contracts						$335	$(37)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

BNYM – BNY Mellon

CAD – Canadian Dollar

EUR – European Monetary Unit

GBP – British Pound Sterling

GS – Goldman Sachs

HKD – Hong Kong Dollar

JPY – Japanese Yen

REIT – Real Estate Investment Trust

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

14

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Statement of assets and liabilities
Delaware Global Real Estate Opportunities Fund	October 31, 2019

Assets:
Investments, at value[1]	$30,229,740
Foreign currencies, at value[2]	6,987
Receivable for securities sold	307,300
Foreign tax reclaims receivable	40,317
Dividends and interest receivable	35,393
Receivable for fund shares sold	1,484
Expense reimbursement receivable from DMC	1,994
Unrealized appreciation of foreign currency exchange contracts	335

Total assets	30,623,550

Liabilities:
Payable for securities purchased	281,873
Other accrued expenses	28,599
Payable for fund shares redeemed	24,180
Reports and statements to shareholders expenses payable to non-affiliates	16,410
Administration fees payable	11,536
Distribution fees payable to affiliates	2,054
Accounting and administration expenses payable to affiliates	428
Dividend disbursing and transfer agent fees and expenses payable to affiliates	234
Trustees’ fees and expenses payable	99
Legal fees payable to affiliates	47
Unrealized depreciation of foreign currency exchange contracts	37
Reports and statements to shareholders expenses payable to affiliates	32

Total liabilities	365,529

Total Net Assets	$30,258,021

Net Assets Consist of:
Paid-in capital	$27,742,560
Total distributable earnings (loss)	2,515,461

Total Net Assets	$30,258,021

16

Net Asset Value
Class A:
Net assets	$3,626,307
Shares of beneficial interest outstanding, unlimited authorization, no par	429,623
Net asset value per share	$8.44
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 — sales charge)	$8.95

Class C:
Net assets	$1,513,674
Shares of beneficial interest outstanding, unlimited authorization, no par	179,473
Net asset value per share	$8.43

Class R:
Net assets	$25,054
Shares of beneficial interest outstanding, unlimited authorization, no par	2,969
Net asset value per share	$8.44

Institutional Class:
Net assets	$25,092,986
Shares of beneficial interest outstanding, unlimited authorization, no par	2,977,135
Net asset value per share	$8.43

[1]Investments, at cost	$27,862,573
[2]Foreign currencies, at cost	7,430

See accompanying notes, which are an integral part of the financial statements.

17

Statement of operations
Delaware Global Real Estate Opportunities Fund	Year ended October 31, 2019

Investment Income:
Dividends	$907,063
Interest	9,809
Foreign tax withheld	(33,558)

883,314

Expenses:
Management fees	344,282
Distribution expenses — Class A	9,134
Distribution expenses — Class C	15,078
Distribution expenses — Class R	253
Registration fees	77,974
Accounting and administration expenses	46,009
Audit and tax fees	43,598
Reports and statements to shareholders expenses	34,495
Dividend disbursing and transfer agent fees and expenses	30,436
Custodian fees	23,622
Legal fees	4,578
Trustees’ fees and expenses	2,119
Other	19,846

651,424
Less expense waived	(226,332)
Less expenses paid indirectly	(209)

Total operating expenses	424,883

Net Investment Income	458,431

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,195,633
Foreign currencies	(2,276)
Foreign currency exchange contracts	(12,122)

Net realized gain	3,181,235

Net change in unrealized appreciation (depreciation) of:
Investments	2,277,893
Foreign currencies	547
Foreign currency exchange contracts	878

Net change in unrealized appreciation (depreciation)	2,279,318

Net Realized and Unrealized Gain	5,460,553

Net Increase in Net Assets Resulting from Operations	$5,918,984

See accompanying notes, which are an integral part of the financial statements.

18

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Statements of changes in net assets

Delaware Global Real Estate Opportunities Fund

	Year ended
	10/31/19	10/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$458,431	$907,455
Net realized gain (loss)	3,181,235	(243,725)
Net change in unrealized appreciation (depreciation)	2,279,318	(252,953)

Net increase in net assets resulting from operations	5,918,984	410,777

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(76,487)	(130,965)
Class C	(19,778)	(33,648)
Class R	(1,017)	(2,355)
Institutional Class	(716,801)	(1,137,174)

	(814,083)	(1,304,142)

Capital Share Transactions:
Proceeds from shares sold:
Class A	427,964	1,441,213
Class C	117,570	203,347
Class R	14,331	30,695
Institutional Class	8,009,058	17,029,982

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	74,706	125,479
Class C	19,267	32,999
Class R	1,017	2,355
Institutional Class	664,632	1,005,015

	9,328,545	19,871,085

20

	Year ended
	10/31/19	10/31/18
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(1,164,205)	$(4,402,778)
Class C	(514,068)	(1,002,489)
Class R	(70,962)	(94,030)
Institutional Class	(24,618,991)	(30,797,364)

	(26,368,226)	(36,296,661)

Decrease in net assets derived from capital share transactions	(17,039,681)	(16,425,576)

Net Decrease in Net Assets	(11,934,780)	(17,318,941)

Net Assets:
Beginning of year	$42,192,801	$59,511,742

End of year	$30,258,021	$42,192,801

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights

Delaware Global Real Estate Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended

10/31/19	10/31/18	10/31/17	10/31/16	10/31/15

$7.29	$7.44	$7.31	$7.22	$7.20

0.09	0.12	0.09	0.07	0.08
1.22	(0.09)	0.24	0.09	0.07

1.31	0.03	0.33	0.16	0.15

(0.16)	(0.18)	(0.20)	(0.07)	(0.13)

(0.16)	(0.18)	(0.20)	(0.07)	(0.13)

$8.44	$7.29	$7.44	$7.31	$7.22

18.18%	0.33%	4.69%	2.20%	2.16%

$3,626	$3,759	$6,654	$28,247	$8,481
1.40%	1.40%	1.40%	1.40%	1.41%

2.05%	1.80%	1.71%	1.72%	1.73%
1.14%	1.62%	1.28%	0.98%	1.07%

0.49%	1.22%	0.97%	0.66%	0.75%
133%	187%	217%	193%	116%

23

Financial highlights

Delaware Global Real Estate Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended

10/31/19	10/31/18	10/31/17	10/31/16	10/31/15

$7.29	$7.43	$7.28	$7.21	$7.19

0.03	0.07	0.04	0.02	0.02
1.21	(0.09)	0.25	0.07	0.08

1.24	(0.02)	0.29	0.09	0.10

(0.10)	(0.12)	(0.14)	(0.02)	(0.08)

(0.10)	(0.12)	(0.14)	(0.02)	(0.08)

$8.43	$7.29	$7.43	$7.28	$7.21

17.14%	(0.34% )	4.05%	1.24%	1.41%

$1,514	$1,664	$2,469	$2,838	$2,850
2.15%	2.15%	2.15%	2.15%	2.16%

2.80%	2.55%	2.46%	2.47%	2.48%
0.39%	0.87%	0.53%	0.23%	0.32%

(0.26% )	0.47%	0.22%	(0.09% )	0.00%
133%	187%	217%	193%	116%

25

Financial highlights

Delaware Global Real Estate Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended

10/31/19	10/31/18	10/31/17	10/31/16	10/31/15

$7.29	$7.43	$7.30	$7.22	$7.19

0.07	0.10	0.08	0.05	0.06
1.22	(0.08)	0.23	0.08	0.09

1.29	0.02	0.31	0.13	0.15

(0.14)	(0.16)	(0.18)	(0.05)	(0.12)

(0.14)	(0.16)	(0.18)	(0.05)	(0.12)

$8.44	$7.29	$7.43	$7.30	$7.22

17.84%	0.17%	4.42%	1.84%	2.03%

$25	$74	$138	$201	$286
1.65%	1.65%	1.65%	1.65%	1.66%

2.30%	2.05%	1.96%	1.97%	1.98%
0.89%	1.37%	1.03%	0.73%	0.82%

0.24%	0.97%	0.72%	0.41%	0.50%
133%	187%	217%	193%	116%

27

Financial highlights

Delaware Global Real Estate Opportunities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended

10/31/19	10/31/18	10/31/17	10/31/16	10/31/15

$7.28	$7.44	$7.30	$7.22	$7.19

0.11	0.14	0.11	0.09	0.10
1.22	(0.10)	0.25	0.08	0.08

1.33	0.04	0.36	0.17	0.18

(0.18)	(0.20)	(0.22)	(0.09)	(0.15)

(0.18)	(0.20)	(0.22)	(0.09)	(0.15)

$8.43	$7.28	$7.44	$7.30	$7.22

18.50%	0.48%	5.11%	2.32%	2.55%

$25,093	$36,696	$50,251	$35,419	$26,182
1.15%	1.15%	1.15%	1.15%	1.16%

1.80%	1.55%	1.46%	1.47%	1.48%
1.39%	1.87%	1.53%	1.23%	1.32%

0.74%	1.47%	1.22%	0.91%	1.00%
133%	187%	217%	193%	116%

29

Notes to financial statements
Delaware Global Real Estate Opportunities Fund	October 31, 2019

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Global Real Estate Opportunities Fund (Fund). The Fund is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return through a combination of current income and capital appreciation.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such

30

a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year.

Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended Oct. 31, 2019 and for all open tax years (years ended Oct. 31, 2016–Oct. 31, 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended Oct. 31, 2019, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Oct. 31, 2019, the Fund held no investments in repurchase agreements. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2019, and matured on the next business day.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for

31

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

1. Significant Accounting Policies (continued)

financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Oct. 31, 2019, the Fund earned $106 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Oct. 31, 2019, the Fund earned $103 under this arrangement.

32

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.99% on the first $100 million of average daily net assets of the Fund, 0.90% on the next $150 million, and 0.80% on average daily net assets in excess of $250 million.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.15% of the Fund’s average daily net assets from Nov. 1, 2018 through Oct. 31, 2019.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Board and DMC. These expense waivers and reimbursements apply to expenses paid directly to the Fund and may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Oct. 31, 2019, the Fund was charged $5,307 for these services.

Effective May 30, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2019, the Fund was charged $3,427 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment

33

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2019, the Fund was charged $4,107 for internal legal, tax, and regulatory reporting services provided by DMC and/ or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2019, DDLP earned $534 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2019, DDLP received gross CDSC commissions of $251 on redemptions of the Fund’s Class A shares and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Fund and the number of shares that are owned of the Underlying Fund at different times.

* The aggregate contractual waiver period covering this report is from Feb. 28, 2018 through Feb. 28, 2020.

3. Investments

For the year ended Oct. 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$45,380,754
Sales	63,185,061

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The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Oct. 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$29,344,904

Aggregate unrealized appreciation of investments and derivatives	$2,291,400
Aggregate unrealized depreciation of investments and derivatives	(1,406,266)

Net unrealized appreciation of investments and derivatives	$885,134

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

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Notes to financial statements

Delaware Global Real Estate Opportunities Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2019:

	Level 1	Level 2	Level 3	Total
Securities

Assets:

Common Stock

Australia	$1,081,881	$ —	$—	$1,081,881
Canada	851,002	—	—	851,002
China/Hong Kong	1,565,804	—	—	1,565,804
France	454,391	—	—	454,391
Germany	1,185,405	—	—	1,185,405
Japan	2,967,241	—	—	2,967,241
Netherlands	253,809	—	—	253,809
Singapore	853,555	—	—	853,555
Spain	614,594	—	—	614,594
Sweden	305,145	—	—	305,145
United Kingdom	1,374,585	—	—	1,374,585
United States	17,530,234	—	—	17,530,234
Short-Term Investments	1,192,094	—	—	1,192,094

Total Value of Securities	$30,229,740	$ —	$—	$30,229,740

Derivatives:*

Assets:

Foreign Currency Exchange Contracts	$—	$ 335	$—	$335

Liabilities:

Foreign Currency Exchange Contracts	$—	$ (37)	$—	$(37)

The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investment in this table.

*Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended Oct. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing

36

exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2019 and 2018 was as follows:

	Year ended
	10/31/19	10/31/18
Ordinary income	$814,083	$1,304,142

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$27,742,560
Undistributed ordinary income*	1,630,327
Capital loss carryforwards	—
Unrealized appreciation of investments, foreign currencies, and derivatives	885,134

Net assets	$30,258,021

* The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, and tax treatment of passive foreign investment companies.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At Oct. 31, 2019, the fund utilized $946,647 of capital loss carryforward.

37

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/19	10/31/18
Shares sold:
Class A	55,794	191,366
Class C	15,073	27,240
Class R	1,855	4,151
Institutional Class	1,027,448	2,272,981

Shares issued upon reinvestment of dividends and distributions:
Class A	9,577	16,800
Class C	2,488	4,408
Class R	131	315
Institutional Class	85,552	134,486

	1,197,918	2,651,747

Shares redeemed:
Class A	(151,235)	(586,819)
Class C	(66,514)	(135,496)
Class R	(9,141)	(12,834)
Institutional Class	(3,173,849)	(4,128,059)

	(3,400,739)	(4,863,208)

Net decrease	(2,202,821)	(2,211,461)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the year ended Oct. 31, 2019 and 2018, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
Year ended	Class A Shares	Class C Shares	Class A Shares	Institutional Shares	Value
10/31/19	7,400	—	—	7,403	$54,702
10/31/18	—	1,011	1,008	—	7,599

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,0000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was

38

individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Fund had no amounts outstanding as of Oct. 31, 2019, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Oct. 31, 2019, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities the Fund already owns that are denominated in foreign currencies.

During the year ended Oct. 31, 2019, the Fund experienced net realized gains or losses attributable to foreign currency holdings, which is disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

39

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

8. Derivatives (continued)

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Oct. 31, 2019:

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	80,465	USD	111,106

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position

BNY Mellon	$335	$(37)	$298

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)

BNY Mellon	$298	$—	$—	$—	$—	$298

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional

40

collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Oct. 31, 2019, the Fund had no securities out on loan.

41

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund is a nondiversified fund that concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more widely than that of a fund that invests in a broad range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Oct. 31, 2019, there were no Rule 144A security held by the Fund. Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

42

13. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

14. Subsequent Events

On Nov. 4, 2019, the Fund, along with the other Participants, entered into an amendment to the agreement for a $250,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on Nov. 2, 2020.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2019, that would require recognition or disclosure in the Fund’s financial statements.

43

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds

and Shareholders of Delaware Global Real Estate Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Global Real Estate Opportunities Fund (one of the series constituting Delaware Group® Adviser Funds, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

44

Other Fund information (Unaudited)

Delaware Global Real Estate Opportunities Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of the information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2019, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	100.00%
(B) Qualifying Dividends[1]	0.00%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended Oct. 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 6.71%. Complete information will be compiled and reported in conjunction with your 2019 Form 1099-DIV.

For the fiscal year ended Oct. 31, 2019, certain interest income paid by the Fund, determined to be Qualified Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004 and by the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010 and as extended by the American Taxpayer Relief Act of 2012. For the year ended Oct. 31, 2019, the Fund has reported maximum distributions of Qualified Short-Term Capital Gains of $938,375.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Global Real Estate Opportunities Fund

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Global Real Estate Opportunities Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Funds Management Hong Kong Limited (“MFMHK”) and Macquarie Investment Management Global Limited (“MIMGL”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), MFMHK, and MIMGL, concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by

45

Other Fund information (Unaudited)

Delaware Global Real Estate Opportunities Fund

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Global Real Estate Opportunities Fund (continued)

Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies; and restrictions for the Fund; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

46

Nature, extent, and quality of services. The Board considered the services provided by MFMHK to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of MFMHK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MFMHK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MFMHK.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2019. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional global real estate funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the fourth quartile and second quartile, respectively, of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses

47

Other Fund information (Unaudited)

Delaware Global Real Estate Opportunities Fund

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Global Real Estate Opportunities Fund (continued)

including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Groups and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through February 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by MIMGL in relation to the services being provided to the Fund and in relation to MIMGL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MIMGL in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Management profitability. Trustees were also given available information on profits being realized by MFMHK in relation to the services being provided to the Fund and in relation to MFMHK’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees

48

have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MFMHK in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract did not fall within the standardized fee pricing structure because the Fund was very similar to another existing product offered by DMC, and Management wanted consistency of the fee structure as between the two similar funds. In addition the Fund generally invests a significant portion of its assets in international (including emerging markets) securities, an asset category that requires more research and firm resources than is typically true for funds investing in domestic securities. Although, as of March 31, 2019, the Fund had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Fund increases sufficiently in size, then economies of scale may be shared.

49

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	President and
2005 Market Street	Chief Executive Officer,	Chief Executive Officer
Philadelphia, PA 19103	and Trustee	since August 2015
February 1970
Trustee since
September 2015
Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

50

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President — Macquarie	95	Trustee — UBS
Investment Management[2]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	95	None
(March 2004–Present)
Managing Member,	95	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)
Chief Executive Officer,	95	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

51

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

52

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	95	Director and Audit Committee
(April 2011–Present)		Member — Hercules
Technology Growth
Capital, Inc.
(July 2004–July 2014)
President —	95	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health Systems
Franklin & Marshall College		(May 2004–present)
(July 2002–June 2010)
Director — Drexel
Morgan & Co.
(2015–present)

Director and Audit Committee
Member — vTv
Therapeutics Inc.
(2017–present)

Director and Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.
(2018–present)
Private Investor	95	None
(2004–Present)

53

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

54

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	95	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director; Audit
Committee Member —
Executive Advisor to Dean		Carrizo Oil & Gas, Inc.
(August 2011–March 2012)		(March 2018–Present)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	95	Director — HSBC North
(2010–April 2013) —		America Holdings Inc.
PNC Financial		(December 2013–Present)
Services Group
Director — HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–April 2018)

55

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

56

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Chief Executive Officer	95	Director; Finance Committee
and President —		and Audit Committee
Gore Creek		Member — H&R
Capital, Ltd.		Block Corporation
(August 2009–Present)		(July 2008–Present)

Director; Chair of Investments
Committee and Audit
Committee Member —
Grange Insurance
(2013–Present)

Trustee; Chair of
Nominating and Governance
Committee and Audit
Committee Member —
The Merger Fund
(2013–Present),
The Merger Fund VL
(2013-Present),
WCM Alternatives:
Event-Driven Fund
(2013–Present),
and WCM Alternatives:
Credit Event Fund
(December 2017–Present)

Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

57

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948
Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

58

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	95	Director; Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair; Member of Nominating,
Mergers & Acquisitions		Investments, and Audit
(January 2003–January 2006),		Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company		(2009–2017)

David F. Connor has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	95	None[3]
in various capacities
at different times at
Macquarie Investment
Management.

[3]

David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

59

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment

Officer

Assurant, Inc.

New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services

Group Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel,

and Secretary

Delaware Funds

by Macquarie

Philadelphia, PA

Daniel V. Geatens

Vice President and

Treasurer

Delaware Funds

by Macquarie

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds

by Macquarie

Philadelphia, PA

This annual report is for the information of Delaware Global Real Estate Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q or Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

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Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $115,560 for the fiscal year ended October 31, 2019.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $113,300 for the fiscal year ended October 31, 2018.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended October 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended October 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $17,310 for the fiscal year ended October 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $18,450 for the fiscal year ended October 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2018.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,955,000 and $11,748,000 for the registrant’s fiscal years ended October 31, 2019 and October 31, 2018, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® ADVISER FUNDS

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 3, 2020

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 3, 2020